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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant To Section 14(a) of
The Securities Exchange Act of 1934 (Amendment No.        )

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   Esterline Technologies Corporation

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NOTICE OF ANNUAL MEETING AND PROXY STATEMENT
ESTERLINE TECHNOLOGIES CORPORATION
500 108th Avenue NE
Bellevue, Washington 98004

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
To Be Held March 1, 2006

To the Shareholders of Esterline Technologies Corporation:
     NOTICE IS HEREBY GIVEN that the 2006 annual meeting of shareholders for ESTERLINE TECHNOLOGIES CORPORATION, a Delaware corporation (the “Company”), will be held on Wednesday, March 1, 2006, at 10:00 a.m., at the Harbor Club — Bellevue, Bellevue, Washington, for the following purposes:
(1)	to elect three directors of the Company;

(2)	to consider and approve a proposal to amend the Company’s 2004 Equity Incentive Plan to, among other things, authorize the issuance of an additional 1,000,000 shares of the Company’s Common Stock,

(3)	to consider and approve a proposal to amend the Company’s Employee Stock Purchase Plan to authorize the issuance of an additional 150,000 shares of the Company’s Common Stock,

(4)	to transact such other business as may properly come before the meeting or any adjournment or postponement thereof.
     The Board of Directors has fixed the close of business on January 3, 2006, as the record date for determination of shareholders entitled to notice of and to vote at the meeting or any adjournment or postponement thereof.
     The Company’s Annual Report for fiscal year 2005 is enclosed for your convenience.

By order of the Board of Directors

ROBERT D. GEORGE
Vice President,
Chief Financial Officer,
Secretary and Treasurer

January 24, 2006

     Your vote is important. Please sign and date the enclosed proxy card and return it promptly in the enclosed envelope to ensure that your shares will be represented at the annual meeting. Holders of a majority of the outstanding shares entitled to vote must be present either in person or by proxy for the meeting to be held. If you attend the meeting and vote your shares personally, any previous proxies will be revoked.

PROXY STATEMENT
ANNUAL MEETING OF SHAREHOLDERS
To Be Held March 1, 2006

     This proxy statement, which is first being mailed to shareholders on or about January 24, 2006, has been prepared in connection with the solicitation by the Board of Directors of Esterline Technologies Corporation (the “Company”) of proxies in the accompanying form to be voted at the 2006 annual meeting of shareholders of the Company to be held on Wednesday, March 1, 2006, at 10:00 a.m., at the Harbor Club — Bellevue, 777 108th Avenue NE, Bellevue, Washington, and at any adjournment or postponement thereof. The Company’s principal executive office is at 500 108th Avenue NE, Bellevue, Washington 98004.
     The cost of this solicitation will be borne by the Company. In addition to solicitation by mail, officers and employees of the Company may, without additional compensation, solicit the return of proxies by telephone, telegram, messenger, facsimile transmission or personal interview. Arrangements may also be made with brokerage houses and other custodians, nominees and fiduciaries to send proxies and proxy material to their principals, and the Company may reimburse such persons for their expenses in so doing. Furthermore, the Company has retained MacKenzie Partners, Inc. to provide proxy solicitation services for a fee of $7,500, plus reimbursement of its out-of-pocket expenses.
     Any proxy given pursuant to the solicitation may be revoked at any time prior to being voted. A proxy may be revoked by the record holder or other person entitled to vote (a) by attending the meeting in person and voting the shares, (b) by executing another proxy dated as of a later date or (c) by notifying the Secretary of the Company in writing, at the Company’s address set forth on the notice of the meeting, provided that such notice is received by the Secretary prior to the meeting date. All shares represented by valid proxies will be voted at the meeting. Proxies will be voted in accordance with the specification made therein or, in the absence of specification, in accordance with the provisions of the proxy.
     The Board of Directors has fixed the close of business on January 3, 2006, as the record date for determining the holders of common stock of the Company (the “Common Stock”) entitled to notice of and to vote at the annual meeting. The Common Stock is listed for trading on the New York Stock Exchange (“ESL”). At the close of business on the record date there were outstanding and entitled to vote 25,355,344 shares of Common Stock, which are entitled to one vote per share on all matters which properly come before the annual meeting. The presence in person or by proxy of the holders of a majority of the outstanding shares of Common Stock entitled to vote is required to constitute a quorum for the transaction of business at the meeting.
     Votes cast by proxy or in person at the annual meeting will be tabulated by the inspector of election appointed for the annual meeting. The inspector of election will determine whether or not a quorum is present at the annual meeting. The inspector of election will treat abstentions as shares of Common Stock that are present and entitled to vote for purposes of determining the presence of a quorum. A plurality of the shares of Common Stock present in person or represented by proxy at the meeting is required for the election of directors. Shareholders are not entitled to cumulate votes in electing directors. Broker non-votes will have no effect on the vote relating to election of directors because broker non-votes will not be considered votes cast or shares entitled to vote at the meeting. Broker non-votes occur when a person holding shares through a bank or brokerage account does not provide instructions as to how his or her shares should be voted and the broker does not exercise discretion to vote those shares on a particular matter. Brokers may exercise discretion to vote shares as to which instructions are not given with respect to the election of directors.
     The proposals to amend the Company’s 2004 Equity Incentive Plan and the Employee Stock Purchase Plan will be approved if a majority of the shares of Common Stock present in person or represented by proxy at the meeting vote in favor of each proposal and the shares voted represent a majority of the shares of Common Stock outstanding on the record date. Brokers may not exercise discretion to vote shares as to which instructions are not given as to the approval of equity compensation plans. Therefore, broker non-votes on each of these proposals will have the effect of a vote against the proposals.

ELECTION OF DIRECTORS
OTHER INFORMATION AS TO DIRECTORS
CODE OF ETHICS
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
EXECUTIVE COMPENSATION
AUDIT COMMITTEE REPORT
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM’S FEES
REPORT OF THE COMPENSATION COMMITTEE ON EXECUTIVE COMPENSATION FOR FISCAL YEAR 2005
COMMON STOCK PRICE PERFORMANCE GRAPH
APPROVAL OF AMENDED 2004 EQUITY COMPENSATION PLAN
APPROVAL OF AMENDED 2002 EMPLOYEE STOCK PURCHASE PLAN
EQUITY COMPENSATION PLAN INFORMATION
SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
OTHER MATTERS
ANNUAL REPORT, FORM 10-K AND OTHER CORPORATE GOVERNANCE INFORMATION
SHAREHOLDER PROPOSALS FOR 2007
ANNEX A
ANNEX B
ANNEX C
ANNEX D

ELECTION OF DIRECTORS
     Three directors are to be elected at the 2006 annual meeting of shareholders. The directors will be elected to serve a three-year term expiring at the 2009 annual meeting or when a successor is elected and qualified.
     The Board of Directors recommends a vote FOR the director nominees named below.
     Generally, directors of the Company are elected for three-year terms that are staggered such that one-third of the directors is elected each year. The current directors whose terms expire at the 2006 annual meeting are Ross J. Centanni, Robert S. Cline, and James L. Pierce.
     Information as to each nominee and each director whose term will continue after the 2006 annual meeting is provided below. Unless otherwise instructed, it is the intention of the persons named in the accompanying proxy to vote shares represented by properly executed proxies FOR the election of the nominees named below. The Board of Directors knows of no reason why any of the nominees will be unable or unwilling to serve. If any nominee becomes unavailable to serve, the Board of Directors intends for the persons named as proxies to vote for the election of such other persons, if any, as the Board of Directors may recommend.
Nominees to the class of directors whose term will expire at the 2009 annual meeting:
Ross J. Centanni
Chairman, President and Chief Executive Officer, Gardner Denver, Inc. Age 60.
Mr. Centanni has been the Chairman of the Board of Gardner Denver, Inc. (a leading manufacturer of reciprocating, rotary and vane compressors, liquid ring pumps and blowers for various industrial, medical, environmental and transportation applications, pumps used in the petroleum and industrial markets, and other fluid transfer equipment serving chemical, petroleum and food industries) since November 1998, and the President and Chief Executive Officer since November 1993. He is also a director of Denman Services, Inc. and the Petroleum Equipment Suppliers Association and also serves as a member of the Executive Committee of the International Compressed Air and Allied Machinery Committee. He has been a director of the Company since 1999.
Robert S. Cline
Chairman and Chief Executive Officer (Retired), Airborne Freight Corporation. Age 68.
Prior to January 2003, Mr. Cline was the Chairman and Chief Executive Officer of Airborne Freight Corporation (an air express company), having held such positions since 1984. He is also a director of Safeco Corporation. He has been a director of the Company since 1999.
James L. Pierce
Chairman (Retired), ARINC Incorporated. Age 69.
Prior to March 2004, Mr. Pierce was the Chairman of ARINC Incorporated (a transportation and systems engineering solutions provider), having held such position since 1994. Mr. Pierce was also the Chief Executive Officer of ARINC Incorporated from 1994 until December 2001. He has been a director of the Company since 2003.

Continuing directors:
Lewis E. Burns
President and Chief Executive Officer (Retired), Dover Industries, Inc. Age 67.
Prior to January 2005, Mr. Burns was a Director/Consultant of Dover Industries, Inc. (a diversified manufacturing company), having held such positions since July 2003. Prior to that time, he was President, Chief Executive Officer and Director of Dover Industries, Inc. since 1985. He has been a director of the Company since 2003 and his current term expires in 2008.
John F. Clearman
Special Advisor to the Board (Retired), Milliman USA. Age 68.
Prior to January 2003, Mr. Clearman was a Special Advisor to the Board of Milliman USA (an actuarial consulting firm), having held such position since August 2001. From October 1998 through July 2001, he was the Chief Financial Officer of Milliman USA. He is also a director for several other companies including Oberto Sausage, Inc., Washington Federal Savings, Inc., Barclay Dean Interiors, Pacific Northwest Title and WestFarm Foods. He has been a director of the Company since 1989 and his current term expires in 2007.
Robert W. Cremin
Chairman, President and Chief Executive Officer, Esterline Technologies Corporation. Age 65.
Mr. Cremin has been Chairman since January 2001. In addition, he has served as Chief Executive Officer and President since January 1999 and September 1997, respectively. He has been a director of the Company since 1998 and his current term expires in 2008.
Anthony P. Franceschini
Director, President and Chief Executive Officer, Stantec Inc. Age 54.
Mr. Franceschini has been the Director, President and Chief Executive Officer of Stantec Inc. (a global design firm) since June 1998. He has been a director of the Company since 2002 and his current term expires in 2008.
Charles R. Larson
Admiral, United States Navy (Retired). Age 69.
Since retiring from the U.S. Navy in 1998, Admiral Larson has consulted on a broad array of defense, international and domestic policy issues to government and industry. Admiral Larson is also a Director of Northrop Grumman Corporation. He has been a director of the Company since 2004 and his current term expires in 2007.
Jerry D. Leitman
Chairman and Chief Executive Officer, FuelCell Energy, Inc. Age 63.
Mr. Leitman has been the Chairman and Chief Executive Officer of FuelCell Energy, Inc. (a fuel cell company) since September 2005. Prior to that time, he was Chairman, President and Chief Executive Officer of FuelCell Energy, Inc. since June 2002. Previously, he was the President and Chief Executive Officer of FuelCell Energy, Inc. from August 1997. He has been a director of the Company since 1998 and his current term expires in 2007.

OTHER INFORMATION AS TO DIRECTORS
Director Compensation
     During fiscal 2005, the Company paid, in cash, each non-employee director an annual retainer fee of $20,000 for services on the Board and Board committees, a fee of $1,200 for each Board meeting attended in person and a fee of $600 for each telephonic meeting in which they participated. The Company also reimbursed such directors for out-of-pocket expenses incurred in connection with attendance or participation at meetings. In addition, the Company paid each non-employee director a fee of $1,000 per Committee meeting attended in-person and a fee of $500 per telephonic Committee meeting attended. The chairman of the Audit Committee received an additional annual fee of $7,500, and the chairman of each of the other Committees received an additional annual fee of $5,000. The Lead Independent Director received an additional annual fee of $10,000.
     In addition, the Company paid each non-employee director compensation in the form of an annual issuance of $10,000 worth of fully-paid Common Stock and reimbursed each such director in cash for the payment of income taxes ($5,396.34 at current federal income tax rates) on this stock pursuant to the Company’s Amended and Restated Non-Employee Directors’ Stock Compensation Plan. On June 2, 2005, the Board of Directors approved, based on the Compensation Committee’s recommendation, increasing the amount of the annual equity retainer paid to non-employee directors from $10,000 to $45,000, payable in fully-paid shares of Esterline Common Stock issued pursuant to the terms of the Company’s Amended and Restated Non-Employee Directors’ Stock Compensation Plan, and eliminating the payment by the Company of federal income taxes imposed on the non-employee directors with respect to the annual equity retainer. On June 2, 2005, each non-employee director was paid an additional $35,000 worth of fully-paid Common Stock. Employees of the Company serving on the Board and committees thereof received no additional compensation for such service.
Board and Board Committees
     There were five meetings of the Board of Directors during fiscal 2005. During fiscal 2005, each director attended at least 83% of the total number of meetings of the Board of Directors and Board committees of which he was a member.
     Non-management directors meet in executive session on a regular basis, generally at each scheduled Board meeting. The Chairman of the Board, if a non-management director, presides over the executive sessions. If the Chairman of the Board is an employee of the Company, then the Lead Independent Director presides. In addition, the Audit Committee has adopted the practice of reserving time at each meeting to meet without members of Company management present. The Compensation Committee and the Nominating & Corporate Governance Committee also have adopted a similar practice of meeting periodically without members of Company management present.
     The Board of Directors currently does not have a policy with regard to director attendance at the Company’s annual shareholder meetings; however, it schedules the first quarter meeting of the Board of Directors on the same date as the annual shareholders meeting. Eight of the Company’s directors attended the annual shareholders meeting in 2005.
     Board Independence. The Board has reviewed the relationships between the Company and each director and has determined that a majority of the directors are independent for purposes of the NYSE corporate governance listing standards. In accordance with these listing standards, the Board adopted its own set of specified criteria, identified in the Corporate Governance Guidelines, to assist it in determining whether any relationship between a director and the Company impairs independence. Using the adopted criteria, the Board affirmatively determined that all of the directors other than Mr. Cremin are independent under the NYSE listing standards. Mr. Cremin does not meet NYSE independence listing standards due to his current position as Chairman, President and Chief Executive Officer of the Company. The Board’s adopted set of specified criteria relating to director independence is attached to this proxy statement as Annex A.

     The Audit Committee currently consists of Messrs. Cline (Chairman), Clearman, Franceschini, Larson and Pierce, each of whom is independent in accordance with applicable rules promulgated by the Securities and Exchange Commission (“SEC”) and NYSE listing standards. The Audit Committee selects and retains the independent registered public accounting firm to audit the Company’s annual financial statements, approves the terms of the engagement of the independent registered public accounting firm and reviews and approves the fees charged for audits and for any non-audit assignments. The Board of Directors has adopted a written charter for the Audit Committee, a copy of which is attached to this proxy statement as Annex B and posted on the Company’s website at http://www.esterline.com/profile/corp_governance.stm. The Audit Committee’s responsibilities also include, among others, overseeing (1) the integrity of the Company’s financial statements, which includes reviewing the scope and results of the annual audit by the independent registered public accounting firm, any recommendations of the independent registered public accounting firm resulting therefrom and management’s response thereto and the accounting principles being applied by the Company in financial reporting, (2) the Company’s compliance with legal and regulatory requirements, (3) the independent registered public accounting firm’s qualifications and independence, (4) the performance of the Company’s internal auditors and the independent registered public accounting firm, and (5) such other related matters as may be assigned to it by the Board of Directors. The Audit Committee met seven times during 2005.
     The Board of Directors has determined that Mr. Clearman and Mr. Cline each qualifies as an “audit committee financial expert” as defined in Section 401(h) of Regulation S-K promulgated by the SEC and that each Audit Committee member has accounting and financial management expertise under NYSE listing standards.
     The Compensation Committee currently consists of Messrs. Leitman (Chairman), Burns and Centanni, each of whom is independent in accordance with applicable NYSE listing standards. The Compensation Committee develops, evaluates and recommends to the Board for its approval corporate goals and objectives relevant to the compensation of the Chief Executive Officer, evaluates the Chief Executive Officer in light of the corporate goals and objectives, recommends the form and level of compensation for officers of the Company and is responsible for performing the other related responsibilities set forth in its written charter, which is posted on the Company’s website, http://www.esterline.com/profile/corp_governance.stm. The Compensation Committee also administers the Company’s stock option plans and incentive compensation plans for senior corporate management, which includes recommending amendments to such plans. The Compensation Committee met six times during 2005.
     The Executive Committee currently consists of Messrs. Cremin (Chairman), Clearman, Franceschini and Leitman, reviews situations that might, at some future time, become items for consideration of the entire Board of Directors and acts on behalf of the entire Board of Directors between its meetings. The Executive Committee met once during 2005.
     The Nominating & Corporate Governance Committee currently consists of Messrs. Centanni (Chairman), Burns, Cline and Franceschini, each of whom is independent in accordance with applicable NYSE listing standards. The Nominating & Corporate Governance Committee recommends director candidates to the entire Board, oversees the evaluation of the Board of Directors and Company management, develops and monitors corporate governance principles, practices and guidelines for the Board of Directors and the Company and is responsible for performing the other related responsibilities set forth in its written charter, which is posted on the Company’s website, http://www.esterline.com/profile/corp_governance.stm. The Nominating & Corporate Governance Committee met four times during 2005.
     The Technology Committee currently consists of Messrs Pierce (Chairman) and Larson. The Technology Committee reviews and makes recommendations to the Board of Directors regarding business and technology acquisition opportunities, monitors and evaluates the execution and performance of significant new product and technology launches and monitors and evaluates the Company’s research and development programs. The Technology Committee met four times during 2005.

Director Nominations and Qualifications
     In accordance with the Company’s Amended and Restated Bylaws, any shareholder entitled to vote for the election of directors at the Annual Meeting may nominate persons for election as directors at the 2007 annual shareholders meeting only if the Corporate Secretary receives written notice of any such nominations no earlier than October 9, 2006 and no later than November 7, 2006. Such nominations should be sent to: Esterline Technologies Corporation, Attn: Corporate Secretary, 500 108th Avenue NE, Suite 1500, Bellevue, WA 98004. Any shareholder notice of intention to nominate a director shall include:
•	the name and address of the shareholder;

•	a representation that the shareholder is entitled to vote at the meeting at which directors will be elected;

•	the number of shares of the Company that are beneficially owned by the shareholder;

•	a representation that the shareholder intends to appear in person or by proxy at the meeting to nominate the person or persons specified in the notice;

•	the following information with respect to the person nominated by the shareholder:
•	name and address;

•	other information regarding such nominee as would be required in a proxy statement filed pursuant to applicable rules promulgated by the SEC, and

•	a description of any arrangements or understandings between the shareholder and the nominee and any other persons (including their names), pursuant to which the nomination is made; and
•	the consent of each such nominee to serve as a director if elected.
     The Chairman of the Board, other directors or senior management of the Company may also recommend director nominees. The Nominating & Corporate Governance Committee will evaluate recommended director nominees, including those that are submitted to the Company by a shareholder, taking into consideration certain criteria such as business and community service skills and experience, policy-making experience, record of accomplishments, personal integrity and high moral responsibility, capacity to evaluate strategy and reach sound conclusions and current Board composition. In addition, prospective directors must have time available to devote to Board activities and be able to work well with the Chief Executive Officer and other members of the Board.
     The Company did not receive any shareholder nominations for director to be considered by the Nominating & Corporate Governance Committee for the 2006 annual shareholders meeting.
Shareholder Communications with the Board
     Shareholders may contact the Lead Independent Director, the non-management directors as a group, the Board of Directors as a group or an individual director by the following means:
     Email: boardofdirectors@esterline.com

Mail:	Board of Directors
Attn: Lead Independent Director or Corporate Secretary
Esterline Technologies Corporation
500 108th Avenue NE, Suite 1500
Bellevue, WA 98004
     Shareholders should clearly specify in each communication the name of the individual director or group of directors to whom the communication is addressed. Shareholder communications sent by email are delivered directly to the Lead Independent Director and to the Corporate Secretary, who will promptly forward such communications to the specified director addressees. Shareholder communications sent by mail will be promptly forwarded by the Corporate Secretary to the specified director addressee or, if such communication is addressed to the full Board of Directors, to the Chairman of the Board and the Lead Independent Director, who will promptly forward such communication to the full Board of Directors. Shareholders wishing to submit proposals for inclusion in the proxy statement relating to the 2007 annual shareholders meeting should follow the procedures specified under “Shareholder Proposals for 2007” below. Shareholders wishing to nominate or recommend directors should follow the procedures specified under “Other Information as to Directors—Director Nominations and Qualifications.”
CODE OF ETHICS
     The Company has adopted a code of ethics that applies to its accounting and financial employees, including the Chief Executive Officer and Chief Financial Officer. This code of ethics, which is included as part of the Company’s Code of Business Conduct and Ethics that applies to the Company’s employees and directors, is posted on the Company’s website, http://www.esterline.com/profile/corp_governance.stm. The Company intends to satisfy the disclosure requirement under Item 5.05 of Form 8-K regarding an amendment to or waiver from application of the code of ethics provisions of the Code of Business Conduct and Ethics that applies to the Chief Executive Officer or the Chief Financial Officer, and any other applicable accounting and financial employee, by posting such information on its website, http://www.esterline.com/profile/corp_governance.stm.
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
     The following table sets forth certain information regarding beneficial ownership of shares of Common Stock as of January 3, 2006 by (i) each person or entity who is known by the Company to own beneficially more than 5% of the Common Stock, (ii) each of the Company’s directors, (iii) each of the Company’s named executive officers and (iv) all directors and executive officers of the Company as a group.

	Amount and Nature
	of Beneficial
Name and Address of Beneficial Owner (1)	Ownership (2)		Percent of Class
Dimensional Fund Advisors Inc.	1,624,233	(3)	6.4%
1299 Ocean Avenue, 11th Floor, Santa Monica, CA 90401
AXA Financial, Inc.	1,312,829	(4)	5.2%
1290 Avenue of the Americas, New York, NY 10104
M&G Investment Management Limited	1,280,000	(5)	5.0%
Governor’s House, Laurence Pountney Hill, London, England EC4R 0HH
Robert W. Cremin	327,766	(6)	1.3%
Robert D. George	117,500	(6)	*
Stephen R. Larson	101,500	(6)	*
Larry A. Kring	97,650	(6)	*
John F. Clearman	15,583		*
Richard J. Wood	11,250	(6)	*
Jerry D. Leitman	7,249		*
Ross J. Centanni	5,951		*
Robert S. Cline	5,951		*
James L. Pierce	4,541		*
Anthony P. Franceschini	3,169		*
Lewis E. Burns	1,541		*
Charles R. Larson	1,379		*
Directors, nominees and executive officers as a group (15 persons)	771,040	(6)	3.0%

*	Less than 1%

(1)	Unless otherwise indicated, the business address of each of the shareholders named in this table is Esterline Technologies Corporation, 500 108th Avenue NE, Bellevue, Washington 98004.

(2)	Unless otherwise indicated in the footnotes to this table, the person and entities named in the table have sole voting and sole investment power with respect to all shares beneficially owned, subject to community property laws where applicable.

(3)	The information on the number of shares held is based upon a Schedule 13G/A filed on February 9, 2005, on behalf of Dimensional Fund Advisors Inc. (“Dimensional”). Based upon such filing, Dimensional is an investment advisor registered under Section 203 of the Investment Advisors Act of 1940. Dimensional furnishes investment advice to four investment companies registered under the Investment Company Act of 1940, and serves as investment manager to certain other investment vehicles, including commingled group trusts. These investment companies and investment vehicles are the “Funds”. In its role as investment advisor or investment manager, Dimensional possessed sole voting and sole investment power over all of the shares. The Funds own all of the shares, and Dimensional disclaims beneficial ownership of such shares.

(4)	The information on the number of shares held is based upon a Schedule 13G/A filed on February 15, 2005 on behalf of AXA Financial, Inc. (“AXF”). Based upon such filing, Alliance Capital Management, L.P. (“Alliance”), a majority owned subsidiary of AXF, manages unaffiliated third-party client accounts that hold the shares. Each of AXA Assurances I.A.R.D. Mutuelle, AXA Assurances Vie Mutuelle, AXA Courtage Assurance Mutuelle and AXA have sole voting power with respect to 857,567 shares, shared voting power with respect to 9,050 shares and sole dispositive power with respect to all of the shares. Each of the foregoing entities, which are affiliates of AXF, disclaims beneficial ownership of such shares. AXF has sole voting power with respect to 427,165 shares and shared voting power with respect to 9,050 shares. Alliance is deemed to have sole voting power with respect to 425,815 shares, shared voting power with respect to 9,050 shares, and sole dispositive power with respect to 504,059 shares. AXA Rosenburg Investment management LLC, an affiliate of AXF, is deemed to have sole voting power with respect to 429,600 shares and sole dispositive power with respect to 806,620 shares. AXA Konzern AG, an affiliate of AXF, is deemed to have sole voting power and sole dispositive power with respect to 800 shares. AXA Equitable Life Insurance Company, an affiliate of AXF, is deemed to have sole voting power and sole dispositive power with respect to 1,350 shares.

(5)	The information on the number of shares is based upon a Schedule 13G filed on January 10, 2006 by M&G Investment Management Limited (“M&G”). Based upon such filing, M&G has shared voting and shared dispositive power with respect to the shares.

(6)	Includes shares subject to options granted under the Company’s Amended and Restated 1987 and 1997 Stock Option Plans and the Company’s 2004 Equity Incentive Plan which are exercisable currently or within 60 days of the date of this proxy statement as follows: Mr. Cremin, 323,750 shares; Mr. George, 116,500 shares; Mr. Larson, 99,500 shares; Mr. Kring, 77,250 shares; Mr. Wood, 11,250 shares; and directors, nominees and executive officers as a group, 695,250 shares.

EXECUTIVE COMPENSATION
     The following table summarizes compensation paid to or accrued by, during fiscal years 2005, 2004, and 2003 for services rendered in all capacities to the Company, the persons who, at October 28, 2005, were the Chief Executive Officer, the four other most highly compensated executive officers of the Company (collectively, the “Named Executive Officers”):
Summary Compensation Table

					Long-Term Compensation
					Awards
		Annual			Securities
		Compensation		Other Annual	Underlying	Payouts	All Other
		Salary	Bonus	Compensation	Options	LTIP Payouts	Compensation
Name and Principal Position	Year	($)	($)(1)	($)(2)	(#)	($)	($) (3)
Robert W. Cremin	2005	685,833	2,097,302	—	77,000	—	6,300
Chairman, President and	2004	640,000	276,750	—	55,000	216,975	6,150
Chief Executive Officer	2003	540,000	302,543	—	40,000	412,500	3,000

Robert D. George	2005	333,333	726,724	—	17,500	—	6,300
Vice President, Chief	2004	306,667	90,000	—	12,000	71,010	6,150
Financial Officer, Secretary and Treasurer	2003	280,000	104,583	—	10,000	135,000	3,000

Larry A. Kring	2005	385,000	761,626	—	27,300	—	6,300
Senior Group Vice President	2004	368,833	108,000	—	17,000	71,010	6,150
	2003	335,000	125,126	—	10,000	135,000	3,000

Stephen R. Larson	2005	306,333	616,802	—	14,600	—	6,300
Vice President, Strategy &	2004	293,000	86,400	—	12,000	71,010	6,150
Technology	2003	273,000	101,968	—	10,000	135,000	3,000

Richard J. Wood (4)	2005	262,263	457,761	127,711	25,000	—	50,839
Group Vice President	2004	234,121	86,415	—	—	—	58,045
	2003	75,947	—	—	10,000	—	33,282

(1)	For fiscal 2005, includes amounts earned under the Company’s 2005 Annual Incentive Compensation Plan and the initial one-year performance period under the Company’s new Long-Term Incentive Plan.

(2)	The Company paid for tax planning services provided to Mr. Wood and reimbursed him for relocation expenses that totaled approximately $111,828, a cost of living adjustment, and car expenses. Excludes an allowance paid to each of the named executive officers for the purchase of a vehicle and amounts paid to a financial services provider for investment planning services rendered to Messrs. Cremin, Kring and Larson.

(3)	Other amounts listed are those contributed or accrued by the Company for the Named Executive Officers, other than Mr. Wood, under the Company’s 401(k) plan. For Mr. Wood, amounts reflected are those contributed by the Company under the Esterline Group Personal Pension Plan.

(4)	Mr. Wood was named Group Vice President in January 2005. Previously, he was President of the Sensors Group, a subsidiary of the Company, from June 2003 to December 2004. All of the amounts set forth in the Summary Compensation Table for Mr. Wood, other than $220,833 of the annual salary and $69,641 of other annual compensation for fiscal year 2005, which were paid in U.S. dollars, represent the U.S. dollar equivalent of payments made to Mr. Wood in U.K. pounds sterling. All amounts reported for Mr. Wood for fiscal years 2003 and 2004 and the pension contributions and $58,070 of other annual compensation reported for Mr. Wood for fiscal 2005 were converted using the following average exchange rates for the 12-month period ended as of the end of fiscal years 2003, 2004 and 2005, respectively: U.S. $1.00 = U.K. £1.62 for 2003; U.S. $1.00 = U.K. £1.81 for 2004; and U.S. $1.00 = U.K. £1.85 for 2005. For fiscal 2005, $41,430 of Mr. Wood’s annual salary was converted using the average exchange rate for the two-month period ended December 31, 2004 of U.S. $1.00 = U.K. £1.91.

Options Granted in the Fiscal Year Ended October 28, 2005

	Individual Grants
	Number of		% of Total
	Securities		Options			Potential Realizable Value at
	Underlying		Granted to			Assumed Annual Rates of Stock
	Options		Employees	Exercise		Price Appreciation
	Granted		in Fiscal	Price		for Option Term (5)
Name	(#) (1)		Year	($/Share)	Expiration Date	0% ($)	5% ($)	10% ($)
Robert W. Cremin	45,000	(2)	13%	34.30	December 9, 2014	0	970,699	2,459,941
	32,000	(3)	9%	38.90	June 2, 2015	0	782,848	1,983,891
Robert D. George	12,000	(2)	3%	34.30	December 9, 2014	0	258,553	655,984
	5,500	(3)	2%	38.90	June 2, 2015	0	134,552	340,981
Larry A. Kring	15,000	(2)	4%	34.30	December 9, 2014	0	323,556	819,981
	12,300	(3)	4%	38.90	June 2, 2015	0	300,907	762,558
Stephen R. Larson	12,000	(2)	3%	34.30	December 9, 2014	0	258,853	655,984
	2,600	(3)	1%	38.90	June 2, 2015	0	63,606	161,191
Richard J. Wood	25,000	(4)	7%	31.03	February 9, 2015	0	487,865	1,236,346

(1)	The grants were made pursuant to the Company’s 2004 Equity Incentive Plan. The exercise price of the options is equal to the fair market value of the Common Stock on the date of grant. The options vest at the rate of twenty-five percent per year on each of the first four anniversaries of the date of grant.

(2)	These grants were made on December 9, 2004.

(3)	These grants were made in June 2, 2005.

(4)	This grant was made in February 9, 2005.

(5)	The potential realizable value is based on the assumption that the stock price for the Common Stock appreciates at the annual rate shown (compounded annually) from the date of grant until the end of the ten-year option term, as specified by the SEC. These assumed rates of annual stock price appreciation are specified by the rules of the SEC and are not intended to forecast possible future appreciation, if any, of the Company’s stock price. Actual realizable value, if any, on stock option exercises depends on the future performance of the Common Stock as well as the option holder’s continued employment with the Company.
Aggregated Option Exercises in the Fiscal Year Ended October 28, 2005 and Fiscal Year End Option Values

			Number of Securities
			Underlying Unexercised		Value of Unexercised,
	Shares	Value	Options at		In-the-Money Options at
	Acquired on	Realized	Fiscal Year End (#) (2)		Fiscal Year End ($) (3)
Name	Exercise (#)	($) (1)	Exercisable	Unexercisable	Exercisable	Unexercisable
Robert W. Cremin	100,000	2,686,154	276,250	150,750	4,960,663	1,302,375
Robert D. George	8,000	140,559	104,250	32,250	2,183,140	323,593
Larry A. Kring	50,000	995,176	61,750	50,050	1,276,678	406,920
Stephen R. Larson	20,000	542,594	87,250	32,350	1,790,268	323,593
Richard J. Wood	—	—	5,000	30,000	86,400	233,900

(1)	The value realized is the difference between the fair market value of the underlying Common Stock at the time of exercise and the aggregate exercise price of the options.

(2)	Exercisable/unexercisable amounts are as of October 28, 2005.

(3)	Based on the closing price of the Common Stock on October 28, 2005, as reported by the NYSE ($36.93), less the exercise price, multiplied by the number of in-the-money options held. There is no guarantee that, if and when these options are exercised, they will have this value.

Long-Term Incentive Plans—Awards in the Fiscal Year Ended October 28, 2005

		Performance or
	Number of Shares,	Other Period	Estimated Future Annual Payouts under
	Units	Until Maturation	Non-Stock Price-Based Plans($) (1)
Name	or Other Rights	or Payout	Target	Maximum
Robert W. Cremin	—	2005-2007	460,000	1,840,000
	—	2005-2006	460,000	1,840,000
Robert D. George	—	2005-2007	165,000	660,000
	—	2005-2006	165,000	660,000
Larry A. Kring	—	2005-2007	165,000	660,000
	—	2005-2006	165,000	660,000
Stephen R. Larson	—	2005-2007	135,000	540,000
	—	2005-2006	135,000	540,000
Richard J. Wood	—	2005-2007	95,000	380,000
	—	2005-2006	95,000	380,000

(1)	The above awards are targets which could be earned pursuant to the Company’s long-term incentive compensation plan which was instituted on March 1, 2005. Awards under the new plan are based on performance with respect to two goals: growth in earnings per share and return on invested capital. See “Compensation Committee Report—Long Term Incentive Plan.”
Retirement Benefits
     The Named Executive Officers, other than Mr. Wood, are covered by a tax-qualified defined benefit retirement plan and a Supplemental Executive Retirement Plan (“SERP”) which requires an employee contribution of 1% of annual compensation. Under the plans, benefits accrue until retirement, with normal retirement at age 65. Under the tax-qualified defined benefit retirement plan, retirees are entitled to receive an annuity computed under a five-year average compensation formula which includes an offset for estimated Social Security benefits. The SERP provides benefits in excess of certain statutory limits that apply under the tax-qualified defined benefit retirement plan and entitles retirees to receive an annuity computed under a restricted version of the five-year average compensation formula, which excludes amounts earned under the long-term incentive compensation plan and amounts realized upon exercise of stock options. The retirees may select either a life annuity or one of several alternative forms of payment with an equivalent actuarial value.
     The table below presents the estimated annual retirement benefits payable to the Named Executive Officers, other than Mr. Wood, in the form of a single life annuity commencing upon retirement after selected periods of service. The table assumes retirement at age 65 and shows the estimated aggregate value of retirement benefits under the tax-qualified defined benefit retirement plan and the SERP. Benefits are integrated with Social Security based on the career average Social Security wage base in effect in 2005. To the extent the Social Security wage base is increased after 2005, the benefit amounts payable to the Named Executive Officers would be lower than the amounts shown in the table below. In addition, the benefit amount payable to a Named Executive Officer will be lower than the amount shown in the table below if the officer elects a form of payment other than a single life annuity.
Pension Plan Table

	Years of Credited Service at Retirement
Average Compensation	10	15	20	25	30
$ 100,000	$12,400	$18,600	$24,800	$31,000	$37,200
250,000	36,400	54,600	72,800	91,000	109,200
400,000	60,400	90,600	120,800	151,000	181,200
550,000	84,400	126,600	168,800	211,000	253,200
700,000	108,400	162,600	216,800	271,000	325,200
850,000	132,400	198,600	264,800	331,000	397,200
1,000,000	156,400	234,600	312,800	391,000	469,200
1,150,000	180,400	270,600	360,800	451,000	541,200

     As of December 31, 2005, the Named Executive Officers, other than Mr. Wood, had accumulated the following years of credited service: Mr. Cremin, 28; Mr. George, 8; Mr. Kring, 12; and Mr. Larson, 26. Pursuant to SERP arrangements approved by the Board of Directors, Mr. Cremin received 1.28 years of credit for each year of service after September 29, 1996, until he reached age 65 in July 2005. He will receive 1.0 years of credit for each year of subsequent service up to a maximum total of 35 years credit. In addition, the five year average compensation as of December 31, 2004 for the Named Executive Officers, other than Mr. Wood, was as follows: Mr. Cremin, $800,783; Mr. George, $367,682; Mr. Kring, $452,338; and Mr. Larson, $380,019.
     For calendar year 2005, Mr. Wood received additional contributions on his behalf under the U.K. defined contribution plan in which he participates equal to 18% of his base pay. Beginning in January 2006, Mr. Wood will participate in the tax-qualified defined benefit retirement plan and the SERP, as well as be eligible to receive additional contributions on his behalf through a combination of defined contribution qualified and nonqualified retirement programs, which benefits in the aggregate will equal 18% of his base salary.
Change in Control Arrangements
     Termination Protection Agreements. The Company has entered into termination protection agreements with the Named Executive Officers which are designed to induce them to remain in the employ of the Company or any successor company in the event of certain changes in ownership or control by assuring compensation benefits if an officer is terminated “Without Cause” or resigns for “Good Reason,” as defined in the agreements. In the event of such termination within two years after a change in ownership or control, the agreements provide for lump sum payments equal to three times the average compensation received during the prior two years, payment of certain legal fees and expenses associated with the termination and insurance benefits for the remainder of the initial two-year period or until other full-time employment is accepted.
     2004 Equity Incentive Plan. All options held by the named executive officers issued pursuant to the Company’s 2004 Equity Incentive Plan will become immediately exercisable upon the consummation of certain events constituting a “change of control” of the Company, including (i) the acquisition by certain persons of 30% or more of the Company’s voting shares, (ii) a merger or consolidation pursuant to which the Company’s shareholders do not retain at least 70% of the voting power of the stock of the surviving entity, or (iii) certain changes in the composition of the Company’s Board of Directors. In addition, such options will become immediately vested if not assumed or continued, in the event of (a) the sale of at least 50% of the Company’s assets or voting securities or (b) a merger of the Company with or into another company, other than a transaction with an entity, at least 70% of the combined voting power of the voting securities of which are owned by the shareholders of the Company in substantially the same proportion as their ownership of the Company immediately prior to such transaction and which does not result in a change in control of the Company.

AUDIT COMMITTEE REPORT
     The Audit Committee of the Company’s Board of Directors consists of five non-employee directors, each of whom the Board has determined (i) meets the independence criteria specified by the SEC and the requirements of Sections 303.01(B)(3) and other applicable sections of the NYSE listing standards and (ii) is financially literate in accordance with the requirements of Section 303.01(B)(2) of the NYSE listing standards. The Audit Committee annually reviews and reassesses its written charter, a copy of which is attached to this proxy as Annex B.
     Management has the primary responsibility for the financial statements and the reporting process, including the systems of internal controls for financial reporting. The Audit Committee is responsible for overseeing the Company’s financial reporting processes on behalf of the Board of Directors. In fulfilling its oversight responsibilities, the Audit Committee reviewed with management the audited financial statements relating to the fiscal year ended October 28, 2005 and discussed with management the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments, and the clarity of disclosures in the financial statements. The Audit Committee selects and retains the Company’s independent registered public accounting firm.
     The Audit Committee discussed with the independent registered public accounting firm, who is responsible for expressing an opinion on the conformity of those audited financial statements with generally accepted accounting principles, their judgments as to the quality, not just the acceptability, of the Company’s accounting principles and such other matters relating to the audit required to be discussed by Statements of Auditing Standards No. 61. In addition, the Audit Committee has discussed with the independent registered public accounting firm the accounting firm’s independence from management and the Company and received the written disclosures from the independent registered public accounting firm required by the Independence Standards Board Standard No. 1.
     The Audit Committee discussed with the Company’s internal auditors and the independent registered public accounting firm the overall scope and plans for their respective audits. The Audit Committee met with the internal auditors and the independent registered public accounting firm, with and without management present, to discuss the results of their examinations, their evaluations of the Company’s internal controls, and the overall quality of the Company’s financial reporting.
     In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors (and the Board has approved) that the audited financial statements be included in the Annual Report on Form 10-K for the year ended October 28, 2005 for filing with the Securities and Exchange Commission.
Respectfully submitted,
ROBERT S. CLINE, CHAIRMAN
JOHN F. CLEARMAN
ANTHONY P. FRANCESCHINI
CHARLES R. LARSON
JAMES L. PIERCE

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM’S FEES
     The aggregate fees billed by Ernst & Young LLP, the Company’s independent registered public accounting firm, in fiscal 2005 and 2004 were as follows:

	Fees
	2005	2004
Audit fees (1)	$2,641,783	$1,600,986
Audit-related fees (2)	—	—
Tax fees (3)	247,856	111,253
All other fees	—	—

(1)	Includes professional services for the audit of the Company’s annual financial statements, reviews of the financial statements included in the Company’s Form 10-Q filings, services that are normally provided by the Company’s independent registered public accounting firm in connection with statutory and regulatory filings or engagements and services that generally only the independent registered public accounting firm can reasonably provide, such as comfort letters, statutory audits, attest services, consents and assistance with and review of documents filed with the SEC.

(2)	Includes fees associated with assurance and related services that are reasonably related to the performance of the audit or review of the Company’s financial statements, including, if applicable, fees related to assistance in financial due diligence related to mergers and acquisitions and consultation regarding generally accepted accounting principles.

(3)	Includes fees associated with tax compliance, tax advice, and domestic and international tax planning. This category includes fees relating to tax planning on mergers and acquisitions, restructurings and other services related to tax disclosure and filing requirements.
     The Audit Committee has adopted procedures for pre-approving all audit and permissible non-audit services provided by the independent registered public accounting firm. The Audit Committee may either pre-approve such services without consideration of specific case-by-case services (“general approval”) or pre-approve specific services (“specific pre-approval”). Unless a type of service to be provided by the independent registered public accounting firm has received general pre-approval, it will require specific pre-approval by the Audit Committee. In some cases, pre-approval is provided by the full Audit Committee for up to a year, and relates to a particular category or group of services and is subject to a specific budget. In other cases, the Chairman of the Audit Committee has the delegated authority from the Audit Committee to pre-approve additional services, and such pre-approvals are then communicated to the full Audit Committee at the following meeting. When pre-approving services, the Audit Committee considers whether such services are consistent with the SEC’s rules on auditor independence. The Audit Committee also considers whether the independent registered public accounting firm is best positioned to provide the most effective and efficient services, for reasons such as familiarity with the Company’s business, people, culture, accounting systems, risk profile and whether the services enhance the Company’s ability to manage or control risks and improve audit quality.
     All requests or applications for services to be provided by the independent registered public accounting firm that do not require specific pre-approval by the Audit Committee will be submitted to the Chief Financial Officer and must include a detailed description of the services to be rendered. The Audit Committee will be informed on a timely basis of any such services rendered by the independent registered public accounting firm. Requests or applications to provide services that require specific pre-approval by the Audit Committee will be submitted to the Audit Committee by both the independent registered public accounting firm and the Chief Financial Officer and must include a joint statement as to whether, in their view, the request or application is consistent with the SEC’s rules on auditor independence. The Audit Committee has designated the Corporate Controller to monitor the services provided by the independent registered public accounting firm, to determine whether such services are in compliance with the pre-approval policy and to report the results of such monitoring to the Audit Committee on a periodic basis.

REPORT OF THE COMPENSATION COMMITTEE
ON EXECUTIVE COMPENSATION FOR FISCAL YEAR 2005
     The Board’s Compensation Committee is committed to providing executives with competitive compensation opportunities that reward outstanding performance and promote shareholder interests.
     The Company bases its executive compensation practices on principles designed to align executive compensation with Company objectives, business strategy, management initiatives and financial performance. In applying these principles the Committee has established a program to:
▪	Support a performance-oriented environment that rewards both the Company’s annual financial results and its longer-term achievements as compared to market benchmarks.

▪	Reward executives for long-term strategic management and the enhancement of shareholder value.

▪	Attract and retain key executives critical to the success of the Company.
     All members of the Committee are independent as defined under stock exchange listing standards and applicable rules of the Securities and Exchange Commission.
General Compensation Policy
     The Committee’s goal is to provide competitive compensation and benefit programs that both encourage and reward the behaviors that enhance Esterline’s financial and market performance and its ability to attract, retain and develop knowledgeable and experienced executives upon whom, in large part, the success of the Company depends.
     With the help of Watson Wyatt & Co., an independent executive compensation consultant, the Committee compares compensation levels for the Company’s executives to the compensation paid to executives of comparable companies in the marketplaces in which we compete for employees.
     The Committee reviews and compares total aggregate compensation in addition to comparisons of specific components when making compensation decisions.
Components of Compensation
     The compensation program consists of these primary components:
▪	Base Salary;

▪	Annual Incentive Compensation Plan;

▪	Long-term Incentive Plan;

▪	Stock Options; and

▪	Benefits.

Base Salary
     The Compensation Committee targets base salaries to be competitive, in light of relative performance, with other organizations in the marketplaces in which we compete for employees.
     It determines salaries for key executive officers based on salary surveys provided by its executive compensation consultant Watson Wyatt for positions of comparable responsibility, taking into account competitive norms, the experience of the person being considered, individual performance, scope and complexity of responsibilities, and the Company’s financial condition.
     This data correlates positively with specific peer group surveys the Committee examines periodically. The peer group comparisons include companies in the S&P 600 and peer companies in the Aerospace and Defense — Small Cap Index used in the performance comparison graph in this proxy statement.
     For 2005 the Committee approved base salary increases for executives ranging from 6.4% to 13.8%.
Annual Incentive Compensation Plan
     Esterline provides executives with annual incentive award opportunities contingent upon meeting pre-defined financial goals for the year. The purpose of the annual incentive plan is to encourage Esterline’s officers to make prudent decisions that will strengthen current year financial results for shareholders.
     The Compensation Committee identifies a target award amount of incentive compensation for each participant expressed as a percentage of base salary. This percentage varies in proportion to the level of the individual executive’s responsibility within the Company and takes into account the comparative incentive compensation data from compensation surveys. The target award amount is not guaranteed, but reflects what will be payable if expected results are achieved.
     No executive may receive annual incentive compensation unless the Company achieves a minimum level of performance recommended by the Committee and approved by the Board of Directors. Upon achievement of the minimum performance level, each executive will earn 25% of his target award amount, which amount will increase in correlation with Company performance up to a maximum of 200% of the target award amount. Each executive’s actual award will increase and decrease between the minimum and the maximum in proportion to incremental changes in the Company’s performance relative to the performance goals approved by the Board of Directors.
     For fiscal 2005, the Committee selected earnings per share as the sole financial performance goal for the annual incentive compensation plan. The Committee recommended and the Board of Directors approved a minimum performance level of 70% of budgeted earnings per share before any executive would earn an award, and a maximum ceiling of 130% of budgeted earnings per share, above which no further award would be earned. Actual award amounts computed under this formula ranged from 61% to 105% of base salary.
     After target award amounts were computed for fiscal 2005, the Committee had discretion under plan terms to adjust the actual amount paid to each executive upward or downward by as much as 25% of the greater of the executive’s computed award and the executive’s target award amount to reflect the executive’s individual contribution to the achievement of the Company’s performance goals. The Committee did not make any discretionary adjustment to the award amounts for fiscal 2005.

Long-term Incentive Plan
     The Board adopted a long-term incentive plan (LTIP) in fiscal 2000 for the three fiscal-year period beginning in November 2000, and later extended the LTIP for two additional fiscal-year periods that ended in October 2003 and 2004, respectively. The LTIP based awards on three groups of objectives: Group I established target earnings per share growth and target return on shareholders’ equity; Group II established strategic operating performance objectives for the Committee to monitor, which could be altered from time to time by the Committee; and Group III established relative earnings per share and return on equity performance measurements compared to a peer group of companies and industries. The LTIP weighted each of the three groups of objectives equally, and provided for annual updating of objectives when the Committee deemed appropriate. In addition, the Committee recommended and the Board of Directors approved minimums and maximums for each LTIP objective. No executive received any award amount if performance was below the minimum objectives and the plan paid no additional awards if performance exceeded the maximum objectives, except as stated below.
     The LTIP provided payouts after the close of each fiscal year based on Company financial performance, Committee evaluation of the Group II objectives, and on certain annual target award amounts recommended by the Committee and established by the Board for each participant at the beginning of each fiscal year. Annual payments under the LTIP were limited to 150% of each participant’s target award amount. In addition, the Committee could, at its discretion, adjust the actual award amount paid to each executive upward or downward by as much as 25% of the greater of the executive’s computed award and the executive’s target award amount.
     For fiscal 2005 the Committee recommended, and the Board adopted, a new executive long-term incentive plan (LTIP) covering three-year performance periods that replaced the Company’s previous long-term incentive plan in effect from fiscal 2000 through 2004. The new LTIP was designed to work in concert with other executive compensation elements to accomplish the following objectives:
▪	Focus executives on increasing total shareholder returns over the long term by concentrating on key drivers of share price;

▪	Encourage executives to take reasonable long-term investment risks by measuring performance over multiple years; and

▪	Encourage profitable growth and effective use of assets in achieving growth goals.
     The LTIP performance goals are growth in earnings per share and return on invested capital. A new LTIP performance period begins with each fiscal year and extends for three years. Thus, when fully-implemented, there will be three overlapping LTIP performance periods running at any given time: one in the first year of a plan cycle, another in the second year of an earlier cycle, and a third in the final year of a performance cycle. See the illustration below.

     The Board assigns each participating executive a target award value based on compensation survey data and on Committee recommendations. The target award value is not guaranteed, but reflects what will be payable if the Company achieves established performance goals. Actual awards paid may be larger or smaller than target awards depending on Company performance results averaged over the three-year period. Earning opportunities range from 0% to 400% of target award values. Payments are made in cash.
     The Company’s long term incentive program also includes stock option grants. The Committee determines target award recommendations by reviewing market compensation data for competitive values and then allocating those total values between stock option grants and LTIP target awards for each participant. For the CEO and the Senior Group Vice President, the allocation is 70% to stock options and 30% to LTIP. For other executives the allocation is 60% to stock options and 40% to LTIP.
     To ensure a consistent transition from the former LTIP — which measured and paid annually — to the new three-year LTIP, and to maintain competitive total compensation levels, payments made for fiscal 2005 will be based on a one-year performance measurement period, potential awards following fiscal 2006 will be based on a two-year performance measurement period, and potential awards following fiscal 2007 and thereafter will be based on the standard, three-year performance measurement period.
     The first payments under this new LTIP will be made in early fiscal 2006 for performance achieved in fiscal 2005.
Stock Options
     Stock option grants, in conjunction with target award levels from the long-term incentive plan, provide executives with competitive long-term incentive opportunities. The Board grants options with an exercise price equal to the fair market value of the Common Stock on the date of grant, and the options become exercisable over time. Typically, each grant vests on an annual basis ratably over four years, and continues to be exercisable until ten years from the date granted. The options provide incentive for the creation of shareholder value over the long term, because the executives cannot realize the full benefit of the options unless the Common Stock price appreciates during the options’ term.
     Generally, the Committee grants stock options to executives once per year in December when it reviews other aspects of executive compensation. The Committee may also make option grants at other appropriate times, such as in connection with promotions.
     In determining the number of stock options to grant to the executives in fiscal 2005, the Committee relied on competitive market values and then allocated that value between the long term incentive plan and options as described under the “Long-term Incentive Plan” section. The Committee determined the number of options for each grant by applying a Black-Scholes formula and then made some adjustments to individual grants taking into consideration the Company’s financial performance, the executive’s contributions during the fiscal year, internal equity, and past practices. In fiscal 2005, the Committee recommended the Board make a second option grant to the CEO and three other executives in June to bring their total long-term incentive values from options and the newly-adopted LTIP in line with competitive norms.
Review of All Components of Executive Officer Compensation
     The Committee has reviewed all components of compensation for the executive officers, including base salary, short-term incentive compensation, long-term incentive compensation, the dollar value to the executive and cost to the Company of all perquisites and other personal benefits, and the earnings and the potential payout obligations under severance and change-in-control scenarios.
     Based on this review, the Committee finds the executive officers’ total compensation to be reasonable and not excessive. When the Committee evaluates any component of an executive officer’s total compensation, it considers the aggregate amounts and mix of all components in making its decision.

Chief Executive Officer Compensation
     The Committee believes the CEO’s compensation should be structured so the payouts from the annual incentive plan and the long-term incentive plan relate closely to the Company’s performance. In fiscal 2005 it provided the CEO with a compensation package which, in addition to base salary, would pay cash incentives of up to 126% of base salary for achieving target Company performance. Each year the Committee separately reviews the CEO’s salary and participation levels in both the annual incentive plan and long-term incentive plan relative to the Company’s fiscal performance, as measured by the previously established incentive compensation goals described above. In fiscal 2005, the CEO’s award under the annual incentive plan was $732,942 (105% of base salary), and the award under the long-term incentive plan was $1,364,360 (195% of base salary). The Board established the CEO’s base salary at $700,000 effective January 1, 2005 based on salary survey data and other factors described above in the “Base Salary” section of this report. In December 2004, the Committee awarded the CEO options to purchase 45,000 shares of the Company’s Common Stock at an exercise price equal to the fair market value on the date of grant. In June 2005, the Committee awarded the CEO options to purchase an additional 32,000 shares of the Company’s Common Stock at an exercise price equal to the fair market value on the date of grant.
Additional Information
     Section 162(m) of the Internal Revenue Code generally disallows a tax deduction to public companies for compensation in excess of $1 million paid to a company’s CEO or any of the four other most highly compensated officers. Certain performance-based compensation is specifically exempt from the deduction limit. The Committee generally intends to grant stock options and long-term incentive plan awards consistent with the terms of Section 162(m) so the awards will not be subject to the $1 million limit. Amounts paid under the annual incentive plan and long-term incentive plan for fiscal 2005 are not performance-based compensation specifically exempt from the deduction limit. The CEO’s total compensation paid for fiscal 2005 exceeded the $1 million deduction limit by approximately $1,800,000. The Committee generally considers the deductibility of executive compensation and, to the extent reasonably practicable and consistent with the Company’s ability to provide competitive compensation, plans to structure the Company’s incentive compensation programs to preserve deductibility under Section 162(m) of compensation paid to its executive officers.
Respectfully submitted,
JERRY D. LEITMAN, CHAIRMAN
LEWIS E. BURNS
ROSS J. CENTANNI

COMMON STOCK PRICE PERFORMANCE GRAPH
     The following graph compares the cumulative total return to shareholders on the Common Stock during the fiscal years 2000 through 2005 with the cumulative total return of the Standard & Poor’s 500 Index, the Aerospace/Defense Small Cap Index, and the Standard & Poor’s Small Cap 600 Index. The cumulative total return on the Company’s Common Stock and each index assumes the value of each investment was $100 on October 31, 2000, and that all dividends were reinvested. The measurement dates plotted below indicate the last trading date of each fiscal year shown. The stock price performance shown in the graph is not necessarily indicative of future price performance.
     The closing market price of the Company’s Common Stock on the NYSE as reported on January 3, 2006, was $37.60 per share.

APPROVAL OF AMENDED 2004 EQUITY COMPENSATION PLAN
     The Board of Directors of the Company is seeking shareholder approval of the amended Esterline Technologies Corporation 2004 Equity Incentive Plan (as amended, the “2004 Plan”). The 2004 Plan amendments increase the number of Shares reserved for issuance under the 2004 Plan by 1,000,000 shares, provide additional performance criteria for performance awards granted under the plan, and generally update and clarify the plan language throughout to improve plan administration. The Board of Directors of the Company approved these amendments to the 2004 Plan on December 8, 2005.
     The Board of Directors recommends a vote “for” approval of the amended 2004 Plan.
     As of January 3, 2006, 1,624,950 shares of Common Stock were reserved for issuance under the 2004 Plan, all of which were previously reserved for issuance under the Amended and Restated 1997 Stock Option Plan (the “1997 Plan”), in addition to the 1,000,000 new shares of Common Stock reserved for issuance under the 2004 Plan.
     As of the same date, 603,050 (2004 Plan) and 904,700 (1997 Plan) shares are subject to outstanding options already granted, for a total of 1,507,750 shares. Shares subject to these outstanding options that are not actually issued and delivered when an option is forfeited, settled for cash or otherwise terminated, or when shares are withheld by or tendered to the Company in connection with the exercise of an option or in connection with the satisfaction of tax withholding obligations, will become available for grant under the 2004 Plan. This leaves the Company with 117,200 shares are available for issuance.
     Based on estimated usage rate, the Company currently anticipates depleting the shares available for issuance under the 2004 Plan by the end of fiscal 2006. In order to continue to have an appropriate supply of shares for equity incentives to recruit, hire and retain the talent required to successfully execute the Company’s business plans, the Board of Directors believes that the Company will need the additional 1,000,000 shares to be available under the 2004 Plan.
     The Company anticipates that with the additional 1,000,000 shares for which shareholder approval is sought, sufficient shares will be reserved for the equity compensation program through fiscal 2008, and that shareholder approval for additional shares will be sought at the 2009 annual meeting of shareholders. While adding 1,000,000 shares to the 2004 Plan will increase the potential dilution represented by this plan, the Board of Directors believes that the potential dilution represented by the Company’s equity compensation plans is below norms for the Company’s industry.
     The Company plans to use the additional 1,000,000 shares for which shareholder approval is sought to retain and reward existing key contributors, including key executive officers. As of January 3, 2005, 73 of the Company’s employees were participating in the 2004 Plan. If the 2004 Plan as amended is not approved by the Company’s shareholders, awards will continue to be made under the 2004 Plan as in effect, but the 1,000,000 additional shares will not be reserved for issuance pursuant to the 2004 Plan.
     A copy of the 2004 Plan is attached to this proxy statement as Annex C and is incorporated herein by reference. The following description of the 2004 Plan is a summary and does not purport to be a complete description. See Annex C for more detailed information.
Description of the 2004 Plan
Purpose
     The purpose of the 2004 Equity Incentive Plan is to attract, retain and motivate employees, officers and directors of the Company and its affiliates by providing them the opportunity to acquire a proprietary interest in the Company and to link their interests and efforts to the long-term interests of the Company’s shareholders.
Administration — The Compensation Committee
     The 2004 Plan is administered by the Compensation Committee of the Company’s Board of Directors. The committee has the authority to administer the plan, including, among other things, the power to select individuals to whom awards are granted, to determine the types of awards and the number of shares subject to each award, to set the terms, conditions and provisions of such awards, to cancel or suspend awards and to establish procedures pursuant to which the payment of any such awards may be deferred. The committee may delegate to one or more of the Company’s officers, to the extent permitted by Delaware law, the right to grant awards with respect to employees who are not officers or directors.
Eligibility
     Awards may be granted under the 2004 Plan to employees, officers and directors, including non-employee directors, of the Company and its affiliates. As of January 3, 2006, approximately 7,000 employees, officers and directors were eligible to participate in the 2004 Plan. Although all employees, officers and directors are eligible to participate under the 2004 Plan, the plan administrator currently intends to grant awards only to officers and key employees, of which there were approximately 102 as of January 3, 2006.
Types of Awards
     The 2004 Plan permits the granting of any or all of the following types of awards: (1) incentive and nonqualified stock options, (2) stock appreciation rights, (3) stock awards restricted stock and stock units, (4) performance shares and performance units conditioned upon meeting performance criteria and (5) other stock or cash-based awards.
     Stock Options. Stock options entitle the holder to purchase a specified number of shares of the Company’s Common Stock at a specified price, which is called the exercise price, subject to the terms and conditions of the option grant. Except for certain grants made or adjusted to assume or convert awards in connection with acquisition transactions, the exercise price of stock options under the 2004 Plan must be at least 100% of the fair market value of the stock for the date of grant. The committee will fix the term of each option, but no option under the 2004 Plan will be exercisable more than ten years after the option is granted. Each option will be exercisable at such time or times as determined by the committee. Options may be exercised, in whole or in part, by payment in full of the purchase price either in cash, delivery of the Company’s Common Stock or delivery of other consideration, or by any combination of cash, stock and other consideration as may be determined by the committee. Options may also be exercised by means of a broker-assisted cashless exercise.
     After termination of service with the Company or its affiliates, a participant will be able to exercise the vested portion of his or her options for the period of time stated in the option agreement. If no such period of time is stated in a participant’s option agreement, a participant will generally be able to exercise his or her option for (i) three months following his or her termination for reasons other than cause, retirement, death or disability or (ii) three years following his or her termination due to retirement, death or disability. If a participant is terminated for cause, all options generally will automatically expire. If a participant dies after termination of service but while an option is still exercisable, the portion of the option that was vested and exercisable as of the date of termination will generally expire on the three-year anniversary of the participant’s death. In no event will an option be able to be exercised later than the expiration of its term.
     Stock Appreciation Rights (“SARs”). SARs may be granted alone (“freestanding”) or in addition to other awards and may, but need not, relate to a specific option granted under the 2004 Plan (“related option”). Upon exercise of an SAR, the holder is entitled to receive the excess of the fair market value of the shares for which the right is exercised over the grant price of the SAR. The committee may impose any conditions or restrictions on the exercise of an SAR as it deems appropriate, however, under the 2004 Plan the grant price of a freestanding SAR generally will not be less than the fair market value of the Company’s Common Stock for the date of grant, except for certain grants made or adjusted to assume or convert awards in connection with acquisition transactions, and the term will not be more than ten years. Payment upon such exercise will be in cash, stock, other property or any combination of cash, stock or other property as determined by the committee and set forth in the instrument evidencing the SAR. Any related option will no longer be exercisable to the extent the SAR has been exercised, and the related SAR will generally be canceled to the extent the option has been exercised.
     Stock Awards, Restricted Stock and Stock Units. Awards of shares of stock, or awards designated in units of stock, may be granted under the 2004 Plan. These awards may be made subject to forfeiture restrictions at the committee’s discretion, and the committee may waive any such restriction at any time in its sole discretion. Such restrictions may be based on continuous service with the Company or its affiliates and/or the achievement of performance criteria, as determined by the committee. Until the lapse of the restrictions, recipients may not dispose of their restricted stock. Upon termination of employment during the restriction period, all shares of restricted stock still subject to restriction will be forfeited, subject to any exceptions that may be authorized by the committee.
     Performance Awards. Performance awards may be in the form of performance shares, which are units valued by reference to shares of stock, or performance units, which are units valued by reference to property other than stock. Performance shares or performance units may be payable upon the attainment of performance criteria and other terms and conditions as established by the committee, and the amount of any payment may be adjusted on the basis of such further conditions as the committee determines. Performance awards may be paid entirely in cash or in any combination of cash, stock or other property, in the discretion of the committee. The 2004 Plan includes a list of business and financial performance measures from which the committee may construct performance goals that must be met for an award to vest or be paid.
     Other Stock or Cash-Based Awards. Incentives payable in cash or in shares of Common Stock subject to terms and conditions determined by the committee may be granted either alone or in addition to other awards granted under the 2004 Plan.
Shares Subject to the 2004 Plan
     Number of Shares Reserved for Issuance. The 2004 Plan authorizes the issuance of up to 2,624,950 shares of Common Stock, which includes (1) 1,000,000 new shares, (2) 117,200 shares available for grant and previously reserved under the 1997 Plan and (3) up to 603,050 and 904,700 additional shares that are subject to outstanding options granted under the 2004 Plan and 1997 Plan, respectively, that may become available for issuance under the 2004 Plan to the extent that such outstanding options are forfeited or otherwise expire or terminate without the issuance of shares. Shares of Common Stock covered by an award granted under the 2004 Plan will not be counted as used unless and until they are actually issued and delivered to a participant. Shares relating to awards granted under the 2004 Plan that are forfeited, settled for cash or otherwise terminated and shares withheld by or tendered to the Company in connection with the exercise of an option or other award granted under the 2004 Plan or in connection with the satisfaction of tax withholding obligations relating to awards or exercises of options or other awards will become available for issuance under the 2004 Plan. Awards made or adjusted to assume or convert awards in connection with acquisition transactions will not reduce the number of shares authorized for issuance under the 2004 Plan. The shares of stock deliverable under the 2004 Plan may consist in whole or in part of authorized and unissued shares, treasury shares or shares purchased in the open market or otherwise. The committee may adjust the aggregate number of shares or the number of shares subject to awards under the plan in the event of a change affecting shares of Common Stock, such as stock dividends, recapitalization, reorganization or mergers.
     Limitations on Use of Shares Subject to the 2004 Plan. The committee may not make awards under the 2004 Plan to any single participant who is a “covered employee” for purposes of Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”) in any calendar year that relate to more than 325,000 shares of Common Stock, except that the committee may make a one-time award to a newly hired or promoted participant relating to up to 650,000 shares of Common Stock. In addition, the Committee may not grant performance units to any single covered employee in any one calendar year with a maximum dollar value greater than $4,000,000. The maximum number of shares that may be issued under the 2004 Plan pursuant to awards, other than options and stock appreciation rights, that contain no restriction or restrictions based solely on continuous employment or services for less than three years (except for termination of employment by reason or death, disability or retirement) is 50% of the maximum number of shares reserved under the 2004 Plan. The maximum number of shares that may be issued pursuant to the exercise of incentive stock options under the 2004 Plan is the total stated number of shares reserved under the 2004 Plan.
Nonassignability of Awards
     Unless the committee determines otherwise, no award granted under the 2004 Plan may be sold, assigned, transferred, pledged or otherwise encumbered by a participant, other than by will, by designation of a beneficiary in a manner established by the committee or by the laws of descent and distribution. Each award may be exercisable, during the participant’s lifetime, only by the participant, or, if permissible under applicable law, by the participant’s guardian or legal representative.

Term, Termination and Amendment
     Unless earlier terminated by the Company’s Board of Directors or the committee, the 2004 Plan will terminate on March 3, 2014. The Company’s Board of Directors or the committee may generally amend, alter, suspend, discontinue or terminate all or a portion of the 2004 Plan at any time, as long as the rights of a participant are not materially impaired without the participant’s consent, subject to shareholder approval to the extent necessary to comply with applicable law, stock exchange rule or regulatory requirements or, as determined by the committee, to qualify with tax requirements. The committee may amend the terms of any award granted, prospectively or retroactively, but cannot materially impair the rights of any participant without the participant’s consent. Also, generally, no change or adjustment may be made to an outstanding incentive stock option, without the consent of the participant that would cause the incentive stock option to fail to continue to qualify as an incentive stock option under the Code.
Repricing
     The committee may not reprice options or SARs without shareholder approval.
Performance-Based Compensation under Section 162(m)
     Under Section 162(m) of the Code, the Company is generally prohibited from deducting for federal income tax purposes compensation paid to its chief executive officer and four other most highly compensated executive officers in excess of $1,000,000 per person in any year. However, compensation that qualifies as performance-based is excluded for purposes of calculating the amount of compensation subject to the $1,000,000 limit. If the committee intends to qualify an award under the 2004 Plan as “qualified performance-based compensation” under Section 162(m) of the Code, the performance goals it may choose include any of the following, or any combination, for the Company as a whole, or as any business unit, as reported or calculated by the Company: return on average common shareholders’ equity; return on average equity; return on equity; return on invested capital; total shareholder return; stock price appreciation; efficiency ratio (other expense as a percentage of other income plus net interest income); net operating expense (other income less other expense); earnings per share; earnings per diluted share; operating earnings (earnings before transaction-related expense) per diluted share; net operating earnings (earnings before transaction-related expense) per diluted share; book value per share; cash flows (including, but not limited to, operating cash flow, free cash flow or cash flow return on capital); working capital; earnings (including or excluding interest, taxes, depreciation, amortization, extraordinary items, restructuring charges or other expense(s)); net income; operating income (including or excluding depreciation, amortization, extraordinary items, restructuring charges or other expense(s)); revenues; operating revenues; return on assets; return on nondepreciable assets; return on average assets; debt; debt plus equity; market or economic value added; lost control; strategic initiatives; net income; improvement in capital structure; ratio of non-performing to performing assets; return on an investment in an affiliate; net interest income; net interest margin; ratio of common equity to total assets; regulatory compliance metrics; and customer service metrics. Such performance goals also may be based on the Company’s achievement of specified levels of performance for the Company as a whole or any business unit under one or more of the performance criteria described above relative to the performance of other corporations.
Company Transaction and Change in Control
     Company Transaction. Under the 2004 Plan, to maintain all of the participants’ rights in the event of a Company transaction that is not a change in control or a related party transaction, unless the committee determines otherwise at the time of grant with respect to a particular award:
•	All outstanding awards become fully and immediately exercisable immediately prior to the Company transaction, unless such awards are converted, assumed, or replaced by the successor company. The Company can elect to cash-out awards.

•	Performance awards earned and outstanding become payable in full and deferrals or other restrictions shall remain in effect.
     Change of Control. Under the 2004 Plan, to maintain all of the participants’ rights in the event of a change in control of the Company (as described below), unless the committee determines otherwise at the time of grant with respect to a particular award:

•	Any options and stock appreciation rights shall become fully exercisable and vested to the full extent of the original grant.

•	Any restrictions and deferral limitations applicable to any restricted stock or stock units shall lapse.

•	All performance awards shall be considered to be earned and payable in full, and any deferral or other restriction shall lapse and such performance stock and performance units shall be immediately settled or distributed.

•	Any restrictions and deferral limitations and other conditions applicable to any other awards shall lapse, and such other awards shall become free of all restrictions, limitations or conditions and become fully vested and transferable to the full extent of the original grant.

•	The committee can provide a cash-out right for awards in connection with a change in control.
     Definition of Company Transaction. Under the 2004 Plan, a Company transaction means the consummation of any of the following:
•	a merger or consolidation of the Company with or into any other company or other entity;

•	a sale in one transaction or a series of transactions undertaken with a common purpose of at least 50% of the Company’s outstanding voting securities; or

•	a sale, lease, exchange or other transfer in one transaction or a series of related transactions undertaken with a common purpose of at least 50% of the Company’s assets.
     Definition of Related Party Transaction. Under the 2004 Plan, a related party transaction means a Company transaction pursuant to which:
•	the beneficial ownership of the Company or the resulting company remains the same with respect to at least 70% of the voting power of the outstanding voting securities in substantially the same proportions as immediately prior to such Company transaction;

•	no entity (other than the Company or an affiliate) will beneficially own 30% or more of the outstanding shares of common stock of the resulting company or the voting power of the outstanding voting securities; and

•	the Company’s incumbent board will, after the Company transaction, constitute at least a majority of the board of the Company resulting from such Company transaction.
     Definition of Change in Control. Under the 2004 Plan, a change in control of the Company means the occurrence of any of the following events:
•	an acquisition of beneficial ownership of 30% or more of either (a) the then outstanding shares of common stock of the Company or (b) the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors (excluding any acquisition directly from the Company, any acquisition by the Company, any acquisition by any employee benefit plan of the Company, or a related party transaction.

•	a change in the composition of the Company’s Board of Directors during any two-year period such that the incumbent board members cease to constitute at least a majority (not including directors whose election was approved by at least two-thirds of the incumbent board).
U.S. Federal Income Tax Consequences
     The following briefly describes the U.S. federal income tax consequences of the 2004 Plan generally applicable to the Company and to participants who are U.S. citizens.
Stock Options
     Nonqualified Stock Options. A participant generally will not recognize taxable income upon the grant or vesting of a nonqualified stock option with an exercise price at least equal to the fair market value of the Common Stock on the date of grant and no additional deferral feature. Upon the exercise of a nonqualified stock option, a participant generally will recognize taxable ordinary income equal to the difference between the fair market value of the shares on the date of exercise and the option exercise price. When a participant sells the shares, the participant will have short-term or long-term capital gain or loss, as the case may be, equal to the difference between the amount the participant received from the sale and the tax basis of the shares sold. The tax basis of the shares generally will be equal to the greater of the fair market value of the shares on the exercise date or the option exercise price.
     Incentive Stock Options. A participant will not recognize taxable income upon the grant of an incentive stock option. If a participant exercises an incentive stock option during employment or within three months after his or her employment ends other than as a result of death (12 months in the case of disability), the participant will not recognize taxable income at the time of exercise (although the participant generally will have taxable income for alternative minimum tax purposes at that time as if the option were a nonqualified stock option). If a participant sells or exchanges the shares after the later of (a) one year from the date the participant exercised the option and (b) two years from the grant date of the option, the participant will recognize long-term capital gain or loss equal to the difference between the amount the participant received in the sale or exchange and the option exercise price. If a participant disposes of the shares before these holding period requirements are satisfied, the disposition will constitute a disqualifying disposition, and the participant generally will recognize taxable ordinary income in the year of disposition equal to the excess, as of the date of exercise of the option, of the fair market value of the shares received over the option exercise price (or, if less, the excess of the amount realized on the sale of the shares over the option exercise price). Additionally, the participant will have long-term or short-term capital gain or loss, as the case may be, equal to the difference between the amount the participant received upon disposition of the shares and the option exercise price increased by the amount of ordinary income, if any, the participant recognized.
     With respect to both nonqualified stock options and incentive stock options, special rules apply if a participant uses shares already held by the participant to pay the exercise price or if the shares received upon exercise of the option are subject to a substantial risk of forfeiture by the participant.
Stock Appreciation Rights
     A participant generally will not recognize taxable income upon the grant or vesting of a SAR with a grant price at least equal to the fair market value of the Common Stock on the date of grant and no additional deferral feature. Upon the exercise of a SAR, a participant generally will recognize taxable ordinary income equal to the difference between the fair market value of the underlying shares on the date of exercise and the grant price of the SAR.
Stock Awards
     Upon receipt of a stock award, a participant generally will recognize taxable ordinary income in an amount equal to the excess of the fair market value of the shares at such time over the amount, if any, paid to the Company by the participant for the shares. When a participant sells the shares, the participant will have short-term or long-term capital gain or loss, as the case may be, equal to the difference between the amount the participant received from the sale and the tax basis of the shares sold. The tax basis of the shares generally will be equal to the amount, if any, paid to the Company by the participant for the shares plus the amount of taxable ordinary income recognized by the participant upon receipt of the shares.

Restricted Stock Awards
     Upon receipt of a restricted stock award, a participant generally will recognize taxable ordinary income when the shares cease to be subject to restrictions in an amount equal to the excess of the fair market value of the shares at such time over the amount, if any, paid to the Company by the participant for the shares. However, no later than 30 days after a participant receives the restricted stock award, the participant may elect to recognize taxable ordinary income in an amount equal to the fair market value of the shares at the time of receipt. Provided that the election is made in a timely manner, when the restrictions on the shares lapse, the participant will not recognize any additional income. When a participant sells the shares, the participant will have short-term or long-term capital gain or loss, as the case may be, equal to the difference between the amount the participant received from the sale and the tax basis of the shares sold. The tax basis of the shares generally will be equal to the amount, if any, paid to the Company by the participant for the shares plus the amount of taxable ordinary income recognized by the participant either at the time the restrictions lapsed or at the time of election, if an election was made by the participant. If the participant forfeits the shares to the Company (e.g., upon the participant’s termination prior to expiration of the restriction period), the participant may not claim a deduction with respect to the income recognized as a result of the election.
     Any dividends paid with respect to shares of restricted stock generally will be taxable as ordinary income to the participant at the time the dividends are received.
Performance Awards and Other Stock Unit Awards
     A participant generally will not recognize taxable income upon the grant of a performance award. Upon the distribution of cash, shares or other property to a participant pursuant to the terms of a performance award, the participant generally will recognize taxable ordinary income equal to the excess of the amount of cash or the fair market value of any property transferred to the participant over any amount paid to the Company by the participant with respect to the award. The tax consequences of other stock unit awards will depend upon the specific terms of each award.
Tax Consequences to the Company
     In the foregoing cases, the Company generally will be entitled to a deduction at the same time and in the same amount as a participant recognizes ordinary income, subject to the limitations imposed under Section 162(m) of the Code.
Tax Withholding
     The Company is authorized to withhold from any award granted or payment due under the 2004 Plan the amount of any withholding taxes due in respect of the award or payment and to take such other action as may be necessary to satisfy all obligations for the payment of applicable withholding taxes. The committee is authorized to establish procedures for election by participants to satisfy their obligations for the payment of withholding taxes by delivery of shares of the Company’s stock or by directing the Company to retain stock otherwise deliverable in connection with the award.
Other Information
     A new plan benefits table, as described in the federal proxy rules, is not provided because all awards made under the 2004 Plan are discretionary. The closing price of the Company’s Common Stock, as reported on the New York Stock Exchange on January 3, 2006, was $37.60 per share.

APPROVAL OF AMENDED 2002 EMPLOYEE STOCK PURCHASE PLAN
     The Board of Directors is asking the stockholders to approve an amendment to the Esterline Technologies Corporation 2002 Employee Stock Purchase Plan (as amended, the “ESPP”) to increase by 150,000 shares (from 300,000 shares to 450,000 shares) the number of shares of the Company’s Common Stock reserved for issuance under the ESPP.
     The Board of Directors believes that the ESPP provides a valuable opportunity for employees to acquire an ownership interest in the Company and provides shareholder value by aligning employee and shareholder interests. The Board of Directors amended the ESPP to increase the number of shares reserved for issuance to permit employee participation in the ESPP to continue at historical levels and preserve the ESPP’s benefits.
     Approximately 16.5% of the Company’s employees participated in the ESPP in fiscal 2005. The amendment to the ESPP was approved by the Board of Directors on December 8, 2005, but will become effective only upon approval by the stockholders.
     The Board of Directors recommends a vote FOR approval of the amended 2002 Employee Stock Purchase Plan.
     A copy of the ESPP is attached to this proxy statement as Annex D and is incorporated herein by reference. The following description of the ESPP is a summary and does not purport to be a complete description. See Annex D for more detailed information.
Description of the ESPP
     Purpose. The purpose of the ESPP is to assist employees of the Company, its U.S. subsidiaries and any other subsidiaries the Board may designate in acquiring a stock ownership interest in the Company pursuant to a plan that is intended to qualify for beneficial tax treatment under Section 423 of the Internal Revenue Code of 1986, as amended (the “Code”). The ESPP is also intended to encourage employees to work in the best interests of the stockholders, to support recruitment and retention of qualified employees and to provide employees with an advantageous means of accumulating long-term investments.
     Administration. The ESPP may be administered by the Company’s Board of Directors or any Board appointed committee, or by one or more executive officers designated by the Board. The Board has established an Administrative Committee to serve as the plan administrator, which is composed of the Company’s Chief Executive Officer, Chief Financial Officer and Vice President of Human Resources. The plan administrator is authorized to administer and interpret the ESPP and to make such rules and regulations as it deems necessary to administer the ESPP, so long as such interpretation, administration or application regarding purchases corresponds to the requirements of Code Section 423.
     Stock Subject to the ESPP. Under the ESPP, qualified employees may purchase shares of Common Stock through payroll deductions at a discount from market price, without incurring broker commissions. A maximum of 450,000 shares of Common Stock, subject to adjustment for stock splits, are reserved for issuance under the ESPP. The Common Stock issued under the ESPP will be from authorized but unissued shares of the Company’s Common Stock or from treasury shares.
     Eligibility. To be eligible to participate in the ESPP, an employee must be employed by the Company at least 20 hours per week, have been employed by the Company or a designated subsidiary for a minimum of one year, and may not own 5% or more of the combined voting power or value of the Company’s capital stock or that of any related corporations. These eligibility criteria may be changed by the plan administrator for future offering periods within the limits of Code Section 423. Non-employee directors of the Company are not eligible to participate in the ESPP. Approximately 3,500 employees are eligible to participate in the ESPP.
     Offering Periods. The ESPP is divided into six-month offering periods that begin on June 16 and December 16 of each year and end, respectively, on the next December 15 and June 15. During the offering periods, participating employees accumulate funds in an account used to buy Common Stock through payroll deductions. Payroll deductions accrue at a rate of not less than 1% and not more than 15% of the employee’s base pay during each payroll period in an offering period. At the end of each six-month offering period, the purchase price is determined and the participating employees’ accumulated funds are used to purchase the appropriate number of whole shares of Common Stock. Under the ESPP, no employee may purchase more than $25,000 worth of Common Stock (based on the fair market value of the Common Stock on the first day of an offering period) during any calendar year, and no employee may purchase more than 2,000 shares in any single offering period.
     Purchase Price. The purchase price per share of Common Stock is 85% of the lesser of (1) the fair market value of the Common Stock on the first day of an offering period, and (2) the fair market value of the Common Stock on the last day of an offering period, unless the plan administrator establishes a higher percentage for a future offering. For purposes of the ESPP, “fair market value” generally means the closing sale price for the Common Stock for the day. As of January 3, 2006, the closing sales price for the Common Stock was $37.60 per share.
     Effect of Termination. Employees have no right to acquire shares under the ESPP upon termination of their employment for any reason prior to the last business day of an offering period. Upon termination of employment, the Company will pay the balance in the employee’s ESPP account to the employee or to his or her estate without interest. Neither payroll deductions credited to an employee’s account nor any rights with regard to the purchase of shares under the ESPP may be assigned, transferred, pledged or otherwise disposed of in any way by the employee, other than by will or the laws of descent and distribution.
     Change in Control. In the event of certain mergers, consolidations or acquisitions by another corporation of all or substantially all of the Company’s assets, each outstanding option to purchase shares under the stock purchase plan (as described below under “Federal Income Tax Purposes”) will be assumed or an equivalent option substituted by the successor corporation. If the successor corporation refuses to assume or substitute for the option, the offering period during which a participant may purchase stock will be shortened to a specified date before such proposed transaction. In the event of a proposed liquidation or dissolution of the Company, the offering period during which a participant may purchase stock will be shortened to a specified date before the date of the proposed liquidation or dissolution.
     Amendment, Suspension and Termination of the ESPP. The Board has the power to amend, suspend or terminate the ESPP, except that the Board may not amend the ESPP without shareholder approval if such approval is required by Section 423 of the Code. Unless sooner terminated, the ESPP will terminate on September 17, 2011.
     Subplans for Eligible Employees in Other Countries. The ESPP permits the plan administrator to establish procedures to permit eligible employees who are employed by non-domestic designated subsidiaries of the Company to participate in the ESPP on terms and conditions different from those specified in the ESPP and authorizes the plan administrator to adopt modifications or subplans to comply with law, regulation or similar requirements to operate the ESPP in an advantageous way in countries or jurisdictions outside the U.S.
     The Company’s Sharesave Scheme. The company has adopted the Esterline Technologies Corporation Sharesave Scheme as a subplan for eligible employees in England effective January 6, 2005. The Sharesave Scheme contains provisions that differ from those of the ESPP as required for the Sharesave Scheme to be a qualified plan under applicable English law, which permits those employees to participate in the ESPP while providing advantageous tax benefits to those employees.
Federal Income Tax Consequences
     The Company intends that the ESPP qualify as an “employee stock purchase plan” under Section 423 of the Code. The following discussion is only a brief summary of the material federal income tax consequences to the Company and the participating employees in the United States in connection with the ESPP. The discussion is general in nature and does not address issues relating to the income tax circumstances of any individual employee. The discussion is based on the Code as in effect on the date of this proxy statement and is, therefore, subject to future changes in the law, possibly with retroactive effect. The discussion does not address the consequences of state, local or foreign tax laws.
     Under the Code, the Company is deemed to grant employee participants in the ESPP an “option” on the first day of each offering period to purchase as many shares of Common Stock as the employee will be able to purchase with the payroll deductions credited to his or her account during the offering period. On the last day of each six-month offering period, the purchase price is determined and the employee is deemed to have exercised the “option” and purchased the number of shares of Common Stock his or her accumulated payroll deductions will purchase at the purchase price.
     The amounts deducted from a participating employee’s pay pursuant to the ESPP will be included in the employee’s compensation and be subject to federal income and employment tax. Generally, no additional income will be recognized by the employee either at the beginning of the offering period or when the “option” is granted or at the time the employee purchases shares of Common Stock pursuant to the ESPP.
     The required holding period for favorable federal income tax treatment upon disposition of Common Stock acquired under the ESPP is the later of (1) two years after the deemed “option” is granted (the first day of an offering period), and (2) one year after the deemed “option” is exercised and the Common Stock is purchased (the last day of an offering period). When the Common Stock is disposed of after this period, or after the employee’s death if the employee dies while holding the Common Stock (a “qualifying disposition”), the employee (or in the case of death the employee’s estate) realizes ordinary income to the extent of the lesser of (a) the amount by which the fair market value of the Common Stock at the time the deemed “option” was granted exceeded the “option price,” and (b) the amount by which the fair market value of the Common Stock at the time of the disposition exceeded the “option price.” The “option price” is equal to 85% of the lesser of the fair market value of the Common Stock on the first day of the offering period and the fair market value of the Common Stock on the last day of the offering period. Thus, the maximum amount of gain taxable as ordinary income is the amount of the 15% discount measured as of the last day of an offering period. Any further gain recognized on a qualifying disposition will be long-term capital gain. If the sale price is less than the option price, there is no ordinary income and any loss recognized generally will be a long-term capital loss.
     When an employee sells or disposes of the Common Stock (including by way of most gifts) before the expiration of the required holding period (a “disqualifying disposition”), the employee recognizes ordinary income to the extent of the difference between the price actually paid for the Common Stock and the fair market value of the Common Stock at the date the option was exercised (the last day of an offering period), regardless of the price at which the Common Stock is sold. Any additional gain recognized upon the disqualifying disposition will be capital gain. The capital gain will be long-term if the employee held the shares more than 12 months. If the sale price is less than the fair market value of the Common Stock at the date of exercise, then the employee will have a capital loss equal to such difference. Even though an employee must treat part of his or her gain on a qualifying disposition of the Common Stock as ordinary income, the Company may not take a business deduction for such amount. However, if an employee makes a disqualifying disposition, the amount of income that the employee must report as ordinary income qualifies as a business deduction for the Company for the year of such disposition.
Other Information
     Because participation in the ESPP is entirely within the discretion of the eligible employees, a new plan benefits table, as described in the federal proxy rules, is not provided. Because the Company cannot predict the participation levels by employees, the rate of employee contributions or the eventual purchase price under the ESPP, it is not possible to determine the value of benefits that may be obtained by executive officers and other employees under the ESPP. Non-employee directors are not eligible to participate in the ESPP.

EQUITY COMPENSATION PLAN INFORMATION
     The following table gives information about the shares of Common Stock that may be issued upon the exercise of options, warrants and rights under the Amended and Restated 1987 Stock Option Plan, the Non-Employee Directors’ Stock Compensation Plan, the Amended and Restated 1997 Stock Option Plan, the 2002 Employee Stock Purchase Plan and the 2004 Equity Incentive Plan, the only equity compensation plans of the Company in effect as of the end of the Company’s last fiscal year.

Equity Compensation Plan Information
Number of securities
remaining available for
	Number of securities		future issuance under
	to be issued upon	Weighted-average	equity compensation plans
	exercise	exercise price of	(excluding securities
	of outstanding options,	outstanding options,	reflected in the first
Plan Category	warrants and rights	warrants and rights	column)
Equity compensation plans approved by security holders	1,401,100	$23.56	451,086	(1)(2)
Equity compensation plans not approved by security holders	—	—	—

Total	1,401,100	$23.56	451,086

(1)	Of these shares, 276,350 shares are available for issuance under the 2004 Equity Incentive Plan, 122,978 shares are available for purchase under the 2002 Employee Stock Purchase Plan, 51,758 are available for grant under the Non-Employee Directors’ Stock Compensation Plan, as of the end of the Company’s last completed fiscal year. If the amendments to the 2004 Equity Incentive Plan proposed in this proxy statement are approved by the Company’s Stockholders at the 2006 annual meeting, an additional 1,000,000 shares will be available for issuance under that plan. If the amendment to the 2002 Employee Stock Purchase Plan proposed in this proxy statement is approved by the Company’s Stockholders at the 2006 annual meeting, an additional 150,000 shares will be available for issuance under that plan.

(2)	Pursuant to the Non-Employee Directors’ Stock Compensation Plan, each of the Company’s non-employee directors will receive an automatic grant of shares of Common Stock not subject to any restriction within 45 days of each annual shareholders meeting with an aggregate market value of $45,000 based on the closing price of the Common Stock on that date.

SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
     Ernst & Young LLP was the independent registered public accounting firm that audited the Company’s consolidated financial statements for the fiscal year ended October 28, 2005. The Audit Committee of the Board of Directors of the Company will be appointing the independent registered public accounting firm to audit its consolidated financial statements for the fiscal year ending October 27, 2006 at its regular meeting in March 2006 in accordance with the Audit Committee’s past practice.
     The Company expects that representatives of Ernst & Young LLP will be present at the 2006 annual meeting, will be given the opportunity to make a statement if they wish to do so, and will be available to respond to appropriate questions.
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
     Section 16(a) of the Securities Exchange Act of 1934, as amended, generally requires the Company’s directors, executive officers and 10% or greater shareholders to file electronically reports of their ownership of Common Stock and of changes in such ownership to the SEC. SEC regulations also require the Company to identify in this proxy statement any person subject to this requirement who did not file a Section 16 report on a timely basis. Based solely upon a review of such reports furnished to the Company and written representations from the executive officers and directors that no other reports were required, the Company believes that all such reports were filed on a timely basis during fiscal year 2004, except the following: Each of Robert W. Cremin, Chairman, President and Chief Executive Officer, and James L. Pierce, one of the Company’s directors, failed to file a Form 4 with respect to one transaction. Mr. Cremin filed a Form 5 reporting his transaction in December 2004, and Mr. Pierce filed a Form 4 reporting his transaction in July 2005.
OTHER MATTERS
     As of the date of this proxy statement, the only matters which management intends to present at the meeting are those set forth in the notice of meeting and in this proxy statement. Management knows of no other matters that may come before the meeting. However, if any other matters properly come before the meeting, it is intended that proxies in the accompanying form will be voted in respect thereof in accordance with the judgment of the person or persons voting as proxies.
ANNUAL REPORT, FORM 10-K AND OTHER CORPORATE GOVERNANCE INFORMATION
     The 2005 Annual Report of the Company was mailed to shareholders with this proxy statement. The Company will furnish without charge a copy of the Company’s Annual Report on Form 10-K for the fiscal year ended October 28, 2005, including the consolidated financial statements and the financial statement schedules, to any shareholder who makes a request. Contact Esterline Technologies Corporation, Attn: Corporate Communications, 500 108th Avenue NE, Suite 1500, Bellevue, WA 98004 or call (425) 453-9400. This proxy statement and the 2005 Annual Report are also available on the Company’s website, http://www.esterline.com/investor/sec.stm. In addition, shareholders may find information relating to the Company’s corporate governance posted on the Company’s website, http://www.esterline.com/profile/corp_governance.stm. Documents located in this section include the charter for the Audit, Compensation and Nominating & Corporate Governance Committees, Corporate Governance Guidelines and the Code of Business Conduct and Ethics. This information is available in print to any shareholder who makes a request at the address or phone number above.

SHAREHOLDER PROPOSALS FOR 2007
     An eligible shareholder who wants to have a qualified proposal considered for inclusion in the proxy statement for the 2007 annual meeting must notify the Corporate Secretary. The proposal must be received at the Company’s executive office no later than September 26, 2006. A shareholder must, among other things, own at least one percent of the outstanding shares of Common Stock or shares of Common Stock with a market value of $2,000 for at least one year prior to submitting the proposal and the shareholder must continue to own such stock through the date of the meeting. In addition, if the Company receives notice of a shareholder proposal after December 10, 2006, the persons named as proxies in the proxy statement for the 2007 annual meeting will have discretionary voting authority to vote on such proposal at the 2006 annual meeting.

By order of the Board of Directors

ROBERT D. GEORGE
Vice President,
Chief Financial Officer, Secretary and Treasurer

January 24, 2006

ANNEX A
EXCERPT FROM CORPORATE GOVERNANCE GUIDELINES
     (d) Independence: Defining Independence for this Board
     An independent director is a director who has been affirmatively determined by the Board to have no material relationship with the Company or its management (either directly or as a partner, significant shareholder or executive officer of an organization that has a material relationship with the Company).
     In addition, the Board will not deem a director independent if within the last three (3) years:
•	The director was an employee of the Company.

•	The director was affiliated with or employed by an independent public accounting firm for the Company (or of an affiliate).

•	The director was part of an interlocking directorate in which an executive officer of the Company serves on the compensation committee (or the board if no compensation committee) of another company that concurrently employed the director.

•	The director has an immediate family member falling in any of the foregoing categories.
The Board shall also apply any additional independence standards adopted by the New York Stock Exchange or the Securities and Exchange Commission.
     The Board must approve any contributions or pledges by the Company in excess of $50,000 per year to any non-profit organization for which a director serves as an executive officer, director, trustee or in an equivalent policy-making role.
     For purposes of determining director independence for audit committee purposes, the following additional requirements apply:
•	A director cannot receive, directly or indirectly, any consulting or advisory fees or any other compensation other than director’s fees from the Company;

•	A director cannot be an “affiliated person” of the Company or any of its subsidiaries (as such term is defined under applicable federal securities laws and regulations), except as specifically permitted under such laws and regulations or official interpretations thereof.
     In addition, in making its independence determinations the Board should consider any director affiliation, relationship or transaction brought to the attention of the Nominating & Corporate Governance Committee pursuant to sections 2(d) and 2(e) of these Corporate Governance Guidelines.
     The Board will periodically review the independence of each of the Company’s directors pursuant to the provisions of this section 2(d).
     (e) Independence: Avoiding Conflicts
     Each director should immediately advise the Chairman of the Board and the Chairman of the Nominating & Corporate Governance Committee of any proposed or current affiliation, relationship or transaction with any entity (including non profits and governmental agencies) or individual that may create a potential conflict of interest or be inconsistent with Company policies or values. The Nominating & Corporate Governance Committee must determine if such affiliation is cause for the Board to suggest that the director take

A-1

appropriate action to avoid the conflict. Each director must be alert to his or her responsibilities to other organizations which could, if fulfilled, cause a director to no longer be considered independent.
     If a director has a personal interest in any matter before the Board or a Committee, the director must disclose the interest to the full Board or Committee, as the case may be, and excuse himself or herself from participation in any discussion or action relating to the matter, as appropriate.

A-2

ANNEX B
AUDIT COMMITTEE CHARTER
Purpose and Authority
It is the policy of this Company to have an Audit Committee (the “Committee”) of the Board of Directors to assist the Board in its oversight of (1) the integrity of the Company’s financial statements, (2) the Company’s compliance with legal and regulatory requirements, (3) the independent auditor’s qualifications and independence and (4) the performance of the Company’s internal audit function and independent auditors. In addition, the Committee shall prepare a report as required by the Securities and Exchange Commission (the “SEC”) to be included in the Corporation’s annual proxy statement. The Committee shall also have all authority necessary to fulfill the duties and responsibilities assigned to the Committee in this Charter or otherwise assigned to it by the Board.
As the Committee deems appropriate, it may engage independent counsel, accounting and other advisors to assist the Committee without seeking Board approval. The Company shall provide appropriate funding, as determined by the Committee, for payment of compensation to such counsel and advisors engaged by the Committee pursuant to the preceding sentence.
The Committee, when appropriate, may form and delegate authority to subcommittees and may delegate authority to one or more designated members of the Committee.
Composition, Role and Independence, Meetings
The membership of the Committee shall consist of at least three directors. In the business judgment of the Board, each member shall be financially literate, or shall become financially literate within a reasonable time after appointment. At least one member, in the judgment of the Board, shall have such accounting or related financial management expertise in order to meet the criteria for an “audit committee financial expert” as defined by the SEC. Each member shall meet the independence requirements applicable to audit committee members established by the Board, the SEC and the New York Stock Exchange (“NYSE”), as the same may be amended or supplemented from time to time. The Committee shall maintain free and open communication (including separate private executive sessions at least annually) with the independent accountants, the internal auditors and the management of the Company. In discharging this oversight role, the Committee is empowered to investigate any matter brought to its attention, with full power to retain outside counsel or other experts for this purpose.
No member of the Committee shall serve on more than two audit committees of publicly traded companies, other than the Company, at the same time such member serves on this Committee, unless the Board determines that such simultaneous service would not impair the ability of such member to effectively serve on this Committee. If a Committee member serves on the audit committees of both a public company and a wholly owned subsidiary of such company, such service shall be counted as service on one audit committee, rather than two.
The members of the Committee shall be appointed by the Board on the recommendation of the Nominating & Corporate Governance Committee. The Board may remove any member from the Committee. The Board of Directors shall appoint one member of the Audit Committee as chairperson. He or she shall be responsible for leadership of the Committee, including preparing the agenda, presiding over the meetings, making committee assignments and reporting to the Board of Directors. The chairperson will also maintain regular liaison with the CEO, CFO, the director of internal audit, and the lead independent audit partner.
The Committee shall establish a meeting calendar annually. The Committee may hold such other meetings as are necessary or appropriate in order for the Committee to fulfill its responsibilities. In the absence of a member designated by the Board to serve as chair, the members of the Committee may appoint from among their number a person to preside at their meetings.

Duties and Responsibilities
The Committee’s duties and responsibilities include the following, in addition to any duties and responsibilities assigned to the Committee from time to time by the Board:
Engagement of Independent Auditor
•     Selecting and retaining the independent auditor to audit the financial statements of the Company. The Committee is directly responsible for the appointment, compensation, retention and oversight of the work of the outside auditor for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Company, with the understanding that the independent auditor shall report directly to the Committee. In so doing, the Committee will ensure that the independent auditor submits at least annually a formal written statement delineating all relationships between the independent auditor and the Company and an affirmation that the auditor is in fact independent, will actively engage in dialogue with the independent auditor regarding any relationships or services that may impact the independent auditor’s objectivity and independence, and will recommend to the Board actions appropriate to satisfy itself of the independent auditor’s independence.
•     Determining and approving, in its sole authority, the compensation of the independent auditor. The Company shall provide appropriate funding, as determined by the Committee, for payment of compensation to the independent auditor for the purpose of rendering or issuing its audit report and of other ordinary administrative expenses that are necessary or appropriate in carrying out the duties of this Committee.
•     Resolving disagreements between management and the independent accountant regarding financial reporting.
•     Overseeing the independent auditor relationship by discussing with the auditor the nature and rigor of the audit process, receiving and reviewing audit reports, and providing the auditor full access to the Committee (and the Board) to report on any and all appropriate matters.
•     Pre-approving the retention of the independent auditor for all audit and such non-audit services as the independent auditor is permitted to provide the Company and approve the fees for such services other than de minimis non-audit services allowed by relevant law in accordance with the procedures set forth on Exhibit 1 attached hereto. The Committee may pre-approve audit and non-audit services by establishing detailed pre-approval policies and procedures as to the particular service; provided that the Committee is informed of each service pre-approved, and that no pre-approval shall be delegated to management. In considering whether to pre-approve any non-audit services, the Committee or its delegees shall consider whether the provision of such services is compatible with maintaining the independence of the auditor.
•     Ensuring that the Committee’s approval of any non-audit services is publicly disclosed pursuant to applicable laws, rules and regulations.

Evaluation of Independent Auditor
•     At least annually, evaluating the independent auditor’s qualifications, performance and independence, including that of the lead partner.
•     At least annually, obtaining and reviewing a report by the independent auditor describing (i) the firm’s internal quality-control procedures; and (ii) any material issues raised by the most recent internal quality-control review, or external review, of the firm, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, relating to one or more audits carried out by the firm and any steps taken to deal with any such issues.
•     At least annually, obtaining and reviewing the letter and written disclosures from the independent auditor consistent with Independence Standards Board Standard No. 1, including a formal written statement by the independent auditor delineating all relationships between the auditor and the Company; actively engaging in a dialogue with the auditor with respect to that firm’s independence and any disclosed relationships or services that may impact the objectivity and independence of the auditor; and taking, or recommending that the Board take, appropriate action to satisfy itself of the independence of the outside auditor.
•     Discussing with the independent auditor the matters required to be discussed by Statement of Auditing Standards (“SAS”) No. 61, Communications with Audit Committee, SAS No. 89, Audit Adjustments, and SAS No. 90, Audit Committee Communications, all as amended from time to time, together with any other matters as may be required for public disclosure or otherwise under applicable laws, rules and regulations.
•     If appropriate or required by law, ensuring that the independent auditor’s lead partner and reviewing partner are replaced every five years. Considering, from time to time, whether a rotation of the independent auditing firm would be in the best interests of the Company and its shareholders.
•     Presenting the Committee’s conclusions regarding the performance, qualifications and independence of the independent auditor to the full Board.
Review of Financial Statements and Related Disclosure
•     Reviewing the audited financial statements, the report of the independent auditor thereon, the quarterly financial statements, and the Company’s disclosures under “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and having the opportunity to discuss questions and concerns with management and the independent auditor. These discussions shall include consideration of the quality of the Company’s accounting principles as applied in its financial reporting, including review of estimates, reserves and accruals, review of judgmental areas, review of audit adjustments whether or not recorded, issues encountered during the course of the audit work (including any restrictions on the scope of activities, access to required information and such other inquiries as may be appropriate). Based on the review and discussion of the audited financial statements with management and the independent auditor, its discussions with the independent auditor regarding the matters required to be discussed by SAS No. 61, and its discussions regarding the auditor’s independence, the Committee shall make its recommendation to the Board as to the inclusion of the Company’s audited financial statements in the Company’s Annual Report on Form 10-K.
•     Reviewing with the independent auditor any audit problems or difficulties and management’s response, including any restrictions on the scope of the independent auditor’s activities or access to requested information, any significant disagreements with management, adjustments noted by the independent auditor but not taken by management, communications between the audit team and the national office, and any management or internal control letters issued or proposed to be issued. Reviewing and discussing with the independent auditor the responsibilities, budget and staffing of the Company’s internal audit function.

•     Reviewing and discussing the type and presentation of information to be included in earnings press releases (paying particular attention to any use of “pro forma” or “adjusted” non-GAAP information), as well as the financial information and earnings guidance provided to analysts and rating agencies. This may be done generally and does not require the Committee to discuss in advance of each earnings release or each instance in which the Company may provide earnings guidance.
Periodic Assessments and Review
•     Obtaining and reviewing timely reports from the independent auditor regarding (1) all critical accounting policies to be used, (2) all alternative treatments of financial information within GAAP that have been discussed with management, ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the independent auditor, and (3) other material written communications between the independent auditor and management, such as any management letter or schedule of unadjusted differences.
•     Reviewing, including with management and the independent auditor, if appropriate, (1) major issues regarding accounting principles and financial statement presentations, including any significant changes in the Company’s selection or application of accounting principles, and major issues as to the adequacy of the Company’s internal controls and any special audit steps adopted in light of material control deficiencies; (2) analyses prepared by management and/or the independent auditor setting forth significant financial reporting issues and judgments made in connection with the preparation of the financial statements, including analyses of the effects of alternative GAAP methods on the financial statements; and (3) the effect of regulatory and accounting initiatives, as well as off-balance sheet structures on the financial statements of the Company.
•     Reviewing, including with management and the independent auditor, if appropriate, changes in promulgated accounting and auditing standards that may materially affect the Company’s financial reporting practices.
•     Discuss guidelines or policies with respect to risk assessment and risk management, including the Company’s major financial risk exposures and the steps management has taken to monitor and control such exposures.
•     Reviewing any reports by management regarding the effectiveness of, or any deficiencies in, the design or operation of internal controls and any fraud, whether or not material, that involves management or other employees who have a significant role in the Company’s internal controls. Reviewing any report issued by the Company’s independent auditor regarding management’s assessment of the Company’s internal controls.
•     Discussing with management (at least annually) the status of: pending litigation; taxation matters; environmental compliance practices; risk assessment policies; risk management program; and other legal and compliance areas as may be appropriate, and the steps management has taken to monitor and control major financial risk exposures.
Internal Audit Review
•     Providing guidance and oversight to the internal audit activities of the Company, including reviewing the budget, organization, plans and scope, and results of such activities.

Related Party Transactions
•     Reviewing and approving all related-party transactions, including transactions between the Company and its officers or directors or affiliates of officers or directors.
Proxy Statement Report
•     Reporting audit committee activities to the full Board and issuing annually a report to be included in the proxy statement (including appropriate oversight conclusions) for submission to the shareholders, which report shall include the information required by applicable SEC and NYSE rules, as amended and supplemented from time to time.
Hiring Policies
•     Set clear policies for the Company’s hiring of employees or former employees of the independent auditor, and ensure that such policies comply with any regulations applicable to the Company from time to time.
Complaint Procedures
•     Establish procedures for the receipt, retention and treatment of complaints from employees on accounting, internal accounting controls or auditing matters.
•     Establish procedures for the confidential, anonymous submission by employees of concerns regarding questionable accounting or auditing matters.
Reports to Board
•     The Committee shall report regularly to the Board, including, to the extent the Committee deems appropriate, any issues that arise with respect to the quality or integrity of the Company’s financial statements, the Company’s compliance with legal or regulatory requirements, the performance and independence of the internal and independent auditors and the performance of the internal audit function.
Annual Review
The Audit Committee shall review and reassess this charter and agenda annually.
The Committee shall obtain or perform an annual evaluation of the Committee’s performance and make applicable recommendations for improvement.
It is not the responsibility of the Committee to plan or conduct audits or to determine whether the Company’s financial statements are complete and accurate or in accordance with generally accepted accounting principles.

ANNEX C
ESTERLINE TECHNOLOGIES CORPORATION
2004 EQUITY INCENTIVE PLAN
SECTION 1. PURPOSE
The purpose of the Esterline Technologies Corporation 2004 Equity Incentive Plan is to attract, retain and motivate employees, officers and directors of Esterline Technologies Corporation and its Related Companies by providing them the opportunity to acquire a proprietary interest in the Company and to link their interests and efforts to the long-term interests of the Company’s stockholders.
SECTION 2. DEFINITIONS
As used in the Plan,
“Acquired Entity” means any entity acquired by the Company or a Related Company or with which the Company or a Related Company merges or combines.
“Acquisition Price” means the higher of (a) the highest reported sales price, regular way, of a share of Common Stock in any transaction reported on the New York Stock Exchange or other national exchange on which the Common Stock is listed or on Nasdaq during the 60-day period prior to and including the date of a Company Transaction or Change in Control or (b) if the Company Transaction or Change in Control is the result of a tender or exchange offer or a negotiated acquisition of the Company’s Common Stock, the highest price per share of Common Stock paid in such tender or exchange offer or acquisition. To the extent that the consideration paid in any such transaction described above consists all or in part of securities or other noncash consideration, the value of such securities or other noncash consideration shall be determined by the Board in its sole discretion.
“Award” means any Option, Stock Appreciation Right, Stock Award, Restricted Stock, Stock Unit, Performance Share, Performance Unit, dividend equivalent, cash-based award or other incentive payable in cash or in shares of Common Stock as may be designated by the Committee from time to time.
“Board” means the Board of Directors of the Company.
“Cause,” unless otherwise defined in the instrument evidencing an Award or in a written employment, services or other agreement between the Participant and the Company or a Related Company, means dishonesty, fraud, serious or willful misconduct, unauthorized use or disclosure of confidential information or trade secrets, or conduct prohibited by law (except minor violations), in each case as determined by the Company’s chief human resources officer or other person performing that function or, in the case of directors and executive officers, the Committee of the Board, whose determination shall be conclusive and binding.
“Change in Control,” unless the Committee determines otherwise with respect to an Award at the time the Award is granted, means the happening of any of the following events:
(a) an acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) of the Exchange Act) (an “Entity”) of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 30% or more of either (1) the then outstanding shares of common stock of the Company (the “Outstanding Company Common Stock”) or (2) the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors (the “Outstanding Company Voting Securities”), excluding, however, the following (i) any acquisition directly from the Company, other than an acquisition by virtue of the exercise of a conversion privilege where the security being so converted was not acquired directly from the Company by the party exercising the conversion privilege, (ii) any acquisition by the Company, (iii) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any Related Company, or (iv) a Related Party Transaction; or
(b) a change in the composition of the Board during any two-year period such that the individuals who, as of the beginning of such two-year period, constitute the Board (the “Incumbent Board”) cease for any reason to constitute at least a majority of the Board; provided, however, that for purposes of this definition, any individual who becomes a member of the Board subsequent to the beginning of the two-year period, whose election, or nomination for election by the Company’s shareholders, was approved by a vote of at least two-thirds of those individuals who are members of the Board and who were also members of the Incumbent Board (or deemed to be such pursuant to this proviso) shall be considered as though such individual were a member of the Incumbent Board; and provided further, however, that any such individual whose initial assumption of office occurs as a result of or in connection with an actual or threatened solicitation of proxies or consents by or on behalf of an Entity other than the Board shall not be considered a member of the Incumbent Board.
“Code” means the Internal Revenue Code of 1986, as amended from time to time.
“Committee” has the meaning set forth in Section 3.1.
“Common Stock” means the common stock, par value $0.20 per share, of the Company.
“Company” means Esterline Technologies Corporation, a Delaware corporation.
“Company Transaction,” unless otherwise defined in the instrument evidencing the Award or in a written employment, services or other agreement between the Participant and the Company or a Related Company, means consummation of:
(a) a merger or consolidation of the Company with or into any other company or other entity;
(b) a sale in one transaction or a series of transactions undertaken with a common purpose of at least 50% of the Company’s outstanding voting securities, or
(c) a sale, lease, exchange or other transfer in one transaction or a series of related transactions undertaken with a common purpose of at least 50% of the Company’s assets.
Where a series of transactions undertaken with a common purpose is deemed to be a Company Transaction, the date of such Company Transaction shall be the date on which the last of such transactions is consummated.
“Covered Employee” means a “covered employee” as that term is defined for purposes of Section 162(m)(3) of the Code or any successor provision.
“Disability,” unless otherwise defined by the Committee or in the instrument evidencing the Award or in a written employment, services or other agreement between the Participant and the Company or a Related Company, means a mental or physical impairment of the Participant that is expected to result in death or that has lasted or is expected to last for a continuous period of six months or more and that causes the Participant to be unable to perform his or her material duties for the Company or a Related Company and to be engaged in any substantial gainful activity, in each case as determined by the Company’s chief human resources officer or other person performing that function or, in the case of directors and executive officers, the Committee whose determination shall be conclusive and binding.
“Effective Date” has the meaning set forth in Section 19.
“Eligible Person” means any person eligible to receive an Award as set forth in Section 5.
“Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time.
“Fair Market Value” means the closing price for the Common Stock on any given date during regular trading, or if not trading on that date, such price on the last preceding date on which the Common Stock was traded, unless determined otherwise by the Committee using such methods or procedures as it may establish, including an average of trading days not to exceed 30 days from the Grant Date.
“Grant Date” means the later of (a) the date on which the Committee completes the corporate action authorizing the grant of an Award or such later date specified by the Committee or (b) the date on which all conditions precedent to an Award have been satisfied, provided that conditions to the exercisability or vesting of Awards shall not defer the Grant Date.
“Incentive Stock Option” means an Option granted with the intention that it qualify as an “incentive stock option” as that term is defined for purposes of Section 422 of the Code or any successor provision.
“Nonqualified Stock Option” means an Option other than an Incentive Stock Option.
“Option” means a right to purchase Common Stock granted under Section 7.
“Parent Company” means a company or other entity which as a result of a Company Transaction owns the Company or all or substantially all of the Company’s assets either directly or through one or more subsidiaries.

“Participant” means any Eligible Person to whom an Award is granted.
“Performance Award” means an Award of Performance Shares or Performance Units granted under Section 11.
“Performance Criteria” has the meaning set forth in Section 12.1.
“Performance Share” means an Award of units denominated in shares of Common Stock granted under Section 11.1.
“Performance Unit” means an Award of units denominated in cash or property other than shares of Common Stock granted under Section 11.2.
“Plan” means Esterline Technologies Corporation 2004 Equity Incentive Plan.
‘‘Related Company” means any entity that is directly or indirectly controlled by the Company.
“Related Party Transaction” means a Company Transaction pursuant to which:
(a) all or substantially all of the individuals and entities who are the beneficial owners of the Outstanding Company Common Stock and Outstanding Company Voting Securities immediately prior to such Company Transaction will beneficially own, directly or indirectly, at least 70% of the outstanding shares of common stock, and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors of the company resulting from such Company Transaction (including a Parent Company) in substantially the same proportions as their ownership, immediately prior to such Company Transaction, of the Outstanding Company Common Stock and Outstanding Company Voting Securities;
(b) no Entity (other than the Company, any employee benefit plan (or related trust) of the Company or a Related Company, the company resulting from such Company Transaction or, if reference was made to equity ownership of any Parent Company for purposes of determining whether clause (a) above is satisfied in connection with the applicable Company Transaction, such Parent Company) will beneficially own, directly or indirectly, 30% or more of, respectively, the outstanding shares of common stock of the company resulting from such Company Transaction or the combined voting power of the outstanding voting securities of such company entitled to vote generally in the election of directors unless such ownership resulted solely from ownership of securities of the Company prior to the Company Transaction; and
(c) individuals who were members of the Incumbent Board will immediately after the consummation of the Company Transaction constitute at least a majority of the members of the board of directors of the company resulting from such Company Transaction (or, if reference was made to equity ownership of any Parent Company for purposes of determining whether clause (a) above is satisfied in connection with the applicable Company Transaction, of the Parent Company).
“Restricted Stock” means an Award of shares of Common Stock granted under Section 10, the rights of ownership of which are subject to restrictions prescribed by the Committee.
“Retirement,” unless otherwise defined in the instrument evidencing the Award or in a written employment, services or other agreement between the Participant and the Company or a Related Company, means “Retirement” as defined for purposes of the Plan by the Committee or the Company’s chief human resources officer or other person performing that function or, if not so defined, means Termination of Service on or after the date the Participant reaches “normal retirement age,” as that term is defined in Section 411(a)(8) of the Code.
“Securities Act” means the Securities Act of 1933, as amended from time to time.
“Stock Appreciation Right” or “SAR” means a right granted under Section 9.1 to receive the excess of the Fair Market Value of a specified number of shares of Common Stock over the grant price.
“Stock Award” means an Award of shares of Common Stock granted under Section 10, the rights of ownership of which are not subject to restrictions prescribed by the Committee.
“Stock Unit” means an Award denominated in units of Common Stock granted under Section 10.
“Substitute Awards” means Awards granted or shares of Common Stock issued by the Company in assumption of, or in substitution or exchange for, awards previously granted by an Acquired Entity.
“Successor Company” means the surviving company, the successor company or Parent Company, as applicable, in connection with a Company Transaction.

“Termination of Service” means a termination of employment or service relationship with the Company or a Related Company for any reason, whether voluntary or involuntary, including by reason of death, Disability or Retirement. Any question as to whether and when there has been a Termination of Service for the purposes of an Award and the cause of such Termination of Service shall be determined by the Company’s chief human resources officer or other person performing that function or, with respect to directors and executive officers, by the Committee, whose determination shall be conclusive and binding. Transfer of a Participant’s employment or service relationship between the Company and any Related Company shall not be considered a Termination of Service for purposes of an Award. Unless the Committee determines otherwise, a Termination of Service shall be deemed to occur if the Participant’s employment or service relationship is with an entity that has ceased to be a Related Company.
“Vesting Commencement Date” means that Grant Date or such other date selected by the Committee as the date from which an Award begins to vest.
SECTION 3. ADMINISTRATION
3.1 Administration of the Plan
The Plan shall be administered by the Board or the Compensation Committee of the Board which shall be composed of no fewer than two directors, each of whom is a “non-employee director” within the meaning of Rule 16b-3(b)(3) promulgated under the Exchange Act, or any successor definition adopted by the Securities and Exchange Commission, and an “outside director” within the meaning of Section 162(m) of the Code, or any successor provision thereto. Notwithstanding the foregoing, the Board may delegate responsibility for administering the Plan with respect to designated classes of Eligible Persons to different committees consisting of one or more members of the Board, subject to such limitations as the Board deems appropriate, except with respect to Awards to Participants who are subject to Section 16 of the Exchange Act or Awards granted pursuant to Section 12 of the Plan. Members of any committee shall serve for such term as the Board may determine, subject to removal by the Board at any time. To the extent consistent with applicable law, the Board or the Committee may authorize one or more officers of the Company to grant Awards to designated classes of Eligible Persons, within limits specifically prescribed by the Board or the Committee; provided, however, that no such officer shall have or obtain authority to grant Awards to himself or herself or to any person subject to Section 16 of the Exchange Act. All references in the Plan to the “Committee” shall be, as applicable, to the Board, to the Compensation Committee or any other committee or any officer to whom the Board or the Committee has delegated authority to administer the Plan.
The effect on the vesting of an Award of a Company-approved leave of absence or a Participant’s working less than full-time shall be determined by the Company’s chief human resources officer or other person performing that function or, with respect to directors or executive officers, by the Board, whose determination shall be final.
3.2 Administration and Interpretation by Committee
(a)     Except for the terms and conditions explicitly set forth in the Plan and to the extent permitted by applicable law, the Committee shall have full power and exclusive authority, subject to such orders or resolutions not inconsistent with the provisions of the Plan as may from time to time be adopted by the Board or a Committee composed of members of the Board, to: (i) select the Eligible Persons to whom Awards may from time to time be granted under the Plan; (ii) determine the type or types of Award to be granted to each Participant under the Plan; (iii) determine the number of shares of Common Stock to be covered by each Award granted under the Plan; (iv) determine the terms and conditions of any Award granted under the Plan; (v) approve the forms of notice or agreement for use under the Plan; (vi) determine whether, to what extent and under what circumstances Awards may be settled in cash, shares of Common Stock or other property or canceled or suspended; (vii) determine whether, to what extent and under what circumstances cash, shares of Common Stock, other property and other amounts payable with respect to an Award shall be deferred either automatically or at the election of the Participant; (viii) interpret and administer the Plan and any instrument evidencing an Award notice or agreement executed or entered into under the Plan; (ix) establish such rules and regulations as it shall deem appropriate for the proper administration of the Plan; (x) delegate ministerial duties to such of the Company’s employees as it so determines; and (xi) make any other determination and take any other action that the Committee deems necessary or desirable for administration of the Plan.
(b)     In no event, however, shall the Committee have the right, without stockholder approval, to (i) cancel or amend outstanding Options or SARs for the purpose of repricing, replacing or regranting such Options or SARs with Options or SARs that have a purchase or grant price that is less than the purchase or grant price for the original

Options or SARs except in connection with adjustments provided in Section 16, or (ii) issue an Option or amend an outstanding Option to provide for the grant or issuance of a new Option on exercise of the original Option.
(c)     The effect on the vesting of an Award of a Company-approved leave of absence or a Participant’s working less than full-time shall be determined by the Company’s chief human resources officer or other person performing that function or, with respect to directors or executive officers, by the Committee, whose determination shall be final.
(d)     Decisions of the Committee shall be final, conclusive and binding on all persons, including the Company, any Participant, any stockholder and any Eligible Person. A majority of the members of the Committee may determine its actions.
SECTION 4. SHARES SUBJECT TO THE PLAN
4.1 Authorized Number of Shares
Subject to adjustment from time to time as provided in Section 16.1, the number of shares of Common Stock available for issuance under the Plan shall consist of:
(a)     1,000,000 shares plus
(b)     any authorized shares (i) not issued or subject to outstanding awards under the Company’s Amended and Restated 1997 Stock Option Plan (the “Prior Plan”) on the Effective Date and (ii) any shares subject to outstanding awards under the Prior Plan on such date that cease to be subject to such awards (other than by reason of exercise or settlement of the awards to the extent they are exercised for or settled in shares), up to an aggregate maximum of 1,624,950 shares, subject to adjustment from time to time as provided in Section 16.1, which shares shall cease, as of such date, to be available for grant and issuance under the Prior Plan, but shall be available for issuance under the Plan.
Shares issued under the Plan shall be drawn from authorized and unissued shares or shares now held or subsequently acquired by the Company as treasury shares.
4.2 Share Usage
(a)     Shares of Common Stock covered by an Award shall not be counted as used unless and until they are actually issued and delivered to a Participant. If any Award lapses, expires, terminates or is canceled prior to the issuance of shares thereunder or if shares of Common Stock are issued under the Plan to a Participant and thereafter are forfeited to or otherwise reacquired by the Company, the shares subject to such Awards and the forfeited or reacquired shares shall again be available for issuance under the Plan. Any shares of Common Stock (i) tendered by a Participant or retained by the Company as full or partial payment to the Company for the purchase price of an Award or to satisfy tax withholding obligations in connection with an Award or (ii) covered by an Award that is settled in cash shall be available for Awards under the Plan. The number of shares of Common Stock available for issuance under the Plan shall not be reduced to reflect any dividends or dividend equivalents that are reinvested into additional shares of Common Stock or credited as additional shares of Common Stock subject or paid with respect to an Award.
(b)     The Committee shall also, without limitation, have the authority to grant Awards as an alternative to or as the form of payment for grants or rights earned or due under other compensation plans or arrangements of the Company.
(c)     Notwithstanding anything in the Plan to the contrary, the Committee may grant Substitute Awards under the Plan. Substitute Awards shall not reduce the number of shares authorized for issuance under the Plan. In the event that an Acquired Entity has shares available for awards or grants under one or more preexisting plans not adopted in contemplation of such acquisition or combination, then, to the extent determined by the Board or the Committee, the shares available for grant pursuant to the terms of such preexisting plan (as adjusted, to the extent appropriate, using the exchange ratio or other adjustment or valuation ratio or formula used in such acquisition or combination to determine the consideration payable to holders of common stock of the entities that are parties to such acquisition or combination) may be used for Awards under the Plan and shall not reduce the number of shares of Common Stock authorized for issuance under the Plan; provided, however, that Awards using such available shares shall not be made after the date awards or grants could have been made under the terms of such preexisting plans, absent the acquisition or combination, and shall only be made to individuals who were not employees or directors of the Company or a Related Company prior to such acquisition or combination. In the event that a written agreement between the Company and an Acquired Entity pursuant to which a merger or consolidation is completed is approved by the Board and said agreement sets forth the terms and conditions of the substitution for or assumption of outstanding awards of the Acquired Entity, said terms and conditions shall be deemed to be the action of the Committee without any further action by the Committee, except as may be required for compliance with Rule 16b-3 under the Exchange Act, and the persons holding such awards shall be deemed to be Participants.
(d)     Notwithstanding the other provisions in this Section 4.2, the maximum number of shares that may be issued upon the exercise of Incentive Stock Options shall equal the aggregate share number stated in Section 4.1, subject to adjustment as provided in Section 16.1.
4.3 Limitations
Subject to adjustment as provided in Section 16.1, the aggregate number of shares that may be issued pursuant to Awards granted under the Plan (other than Awards of Options or Stock Appreciation Rights) that contain no restrictions or restrictions based solely on continuous employment or services for less than three years (except where Termination of Service occurs by reason of death, Retirement or Disability) shall not exceed 50% of the aggregate maximum number of shares specified in Section 4.1 .
SECTION 5. ELIGIBILITY
An Award may be granted to any employee, officer or director of the Company or a Related Company whom the Committee from time to time selects.
SECTION 6. AWARDS
6.1 Form, Grant and Settlement of Awards
The Committee shall have the authority, in its sole discretion, to determine the type or types of Awards to be granted under the Plan. Such Awards may be granted either alone or in addition to or in tandem with, any other type of Award. Any Award settlement may be subject to such conditions, restrictions and contingencies as the Committee shall determine.
6.2 Evidence of Awards
Awards granted under the Plan shall be evidenced by a written, including an electronic, notice or agreement that shall contain such terms, conditions, limitations and restrictions as the Committee shall deem advisable and that are not inconsistent with the Plan.
6.3 Deferrals
The Committee may permit or require a Participant to defer receipt of the payment of any Award. If any such deferral election is permitted or required, the Committee, in its sole discretion, shall establish rules and procedures for such payment deferrals, which may include the grant of additional Awards or provisions for the payment or crediting of interest or dividend equivalents, including converting such credits to deferred stock unit equivalents.
6.4 Dividends and Distributions
Participants may, if the Committee so determines, be credited with dividends paid with respect to shares of Common Stock underlying an Award in a manner determined by the Committee in its sole discretion. The Committee may apply any restrictions to the dividends or dividend equivalents that the Committee deems appropriate. The Committee, in its sole discretion, may determine the form of payment of dividends or dividend equivalents, including cash, shares of Common Stock, Restricted Stock or Stock Units.
SECTION 7. OPTIONS
7.1 Grant of Options
The Committee may grant Options designated as Incentive Stock Options or Nonqualified Stock Options.
7.2 Option Exercise Price
The exercise price for shares purchased under an Option shall not be less than 100% of the Fair Market Value of the Common Stock for the Grant Date, except in the case of Substitute Awards.

7.3 Term of Options
Subject to earlier termination in accordance with the terms of the Plan and the instrument evidencing the Option, the maximum term of an Option shall be ten years from the Grant Date.
7.4 Exercise of Options
The Committee shall establish and set forth in each instrument that evidences an Option the time at which, or the installments in which, the Option shall vest and become exercisable, any of which provisions may be waived or modified by the Committee at any time. To the extent an Option has vested and become exercisable, the Option may be exercised in whole or from time to time in part by delivery to or as directed or approved by the Company of a properly executed stock option exercise agreement or notice, in a form and in accordance with procedures established by the Committee, setting forth the number of shares with respect to which the Option is being exercised, the restrictions imposed on the shares purchased under such exercise agreement, if any, and such representations and agreements as may be required by the Committee, accompanied by payment in full as described in Sections 7.5 and 14. An Option may be exercised only for whole shares and may not be exercised for less than a reasonable number of shares at any one time, as determined by the Committee.
7.5 Payment of Exercise Price
The exercise price for shares purchased under an Option shall be paid in full to the Company by delivery of consideration equal to the product of the Option exercise price and the number of shares purchased. Such consideration must be paid before the Company will issue the shares being purchased and must be in a form or a combination of forms acceptable to the Committee for that purchase, which forms may include:
(a)     cash;
(b)     check or wire transfer;
(c)     tendering (either actually or, so long as the Common Stock is registered under Section 12(b) or 12(g) of the Exchange Act, by attestation) shares of Common Stock already owned by the Participant for at least six months (or any shorter period necessary to avoid a charge to the Company’s earnings for financial reporting purposes) that on the day prior to the exercise date have an aggregate Fair Market Value equal to the aggregate exercise price of the shares being purchased under the Option;
(d)     so long as the Common Stock is registered under Section 12(b) or 12(g) of the Exchange Act and to the extent permitted by law, delivery of a properly executed exercise notice, together with irrevocable instructions to a brokerage firm designated or approved by the Company to deliver promptly to the Company the aggregate amount of proceeds to pay the Option exercise price and any withholding tax obligations that may arise in connection with the exercise, all in accordance with the regulations of the Federal Reserve Board; or
(e)     such other consideration as the Committee may permit.
7.6 Post-Termination Exercise
The Committee shall establish and set forth in each instrument that evidences an Option whether the Option shall continue to be exercisable, and the terms and conditions of such exercise, after a Termination of Service, any of which provisions may be waived or modified by the Committee at any time. If not so established in the instrument evidencing the Option, the Option shall be exercisable according to the following terms and conditions, which may be waived or modified by the Committee at any time:
(a)     Any portion of an Option that is not vested and exercisable on the date of a Participant’s Termination of Service shall expire on such date.
(b)     Any portion of an Option that is vested and exercisable on the date of a Participant’s Termination of Service shall expire on the earliest to occur of:
(i)     if the Participant’s Termination of Service occurs for reasons other than Cause, Retirement, Disability or death, the date that is three months after the date of such Termination of Service;
(ii)     if the Participant’s Termination of Service occurs by reason of Retirement, Disability or death, the date that is three years after the date of such Termination of Service; and

(iii)     the last day of the maximum term of the Option (the “Option Expiration Date”).
Notwithstanding the foregoing, if a Participant dies after his or her Termination of Service but while an Option is otherwise exercisable, the portion of the Option that is vested and exercisable on the date of such Termination of Service shall expire upon the earlier to occur of (y) the Option Expiration Date and (z) the one-year anniversary of the date of death, unless the Committee determines otherwise.
Also notwithstanding the foregoing, in case a Participant’s Termination of Service occurs for Cause, all Options granted to the Participant shall automatically expire upon first notification to the Participant of such termination, unless the Committee determines otherwise. If a Participant’s employment or service relationship with the Company is suspended pending an investigation of whether the Participant shall be terminated for Cause, all the Participant’s rights under any Option shall likewise be suspended during the period of investigation. If any facts that would constitute termination for Cause are discovered after a Participant’s Termination of Service, any Option then held by the Participant may be immediately terminated by the Committee, in its sole discretion.
(c)     A Participant’s change in status from an employee of the Company or a Related Company to a director, consultant, advisor or independent contractor of the Company or a Related Company, or a change in status from a director, consultant, advisor or independent contractor of the Company or a Related Company to an employee of the Company or a Related Company, shall not be consideration a Termination of Service for purposes of this Section 7.6.
SECTION 8. INCENTIVE STOCK OPTION LIMITATIONS
Notwithstanding any other provisions of the Plan, the terms and conditions of any Incentive Stock Options shall in addition comply in all respects with Section 422 of the Code, or any successor provision, and any applicable regulations thereunder, including, to the extent required thereunder, the following:
8.1 Dollar Limitation
To the extent the aggregate Fair Market Value (determined as of the Grant Date) of Common Stock with respect to which a Participant’s Incentive Stock Options become exercisable for the first time during any calendar year (under the Plan and all other stock option plans of the Company and its parent and subsidiary corporations) exceeds $100,000, such portion in excess of $100,000 shall be treated as a Nonqualified Stock Option. In the event the Participant holds two or more such Options that become exercisable for the first time in the same calendar year, such limitation shall be applied on the basis of the order in which such Options are granted.
8.2 Eligible Employees
Individuals who are not employees of the Company or one of its parent or subsidiary corporations may not be granted Incentive Stock Options.
8.3 Exercise Price
The exercise price of an Incentive Stock Option shall be at least 100% of the Fair Market Value of the Common Stock on the Grant Date, and in the case of an Incentive Stock Option granted to a Participant who owns more than 10% of the total combined voting power of all classes of the stock of the Company or of its parent or subsidiary corporations (a “Ten Percent Stockholder”), shall not be less than 110% of the Fair Market Value of the Common Stock on the Grant Date. The determination of more than 10% ownership shall be made in accordance with Section 422 of the Code.
8.4 Option Term
Subject to earlier termination in accordance with the terms of the Plan and the instrument evidencing the Option, the maximum term of an Incentive Stock Option shall not exceed ten years, and in the case of an Incentive Stock Option granted to a Ten Percent Stockholder, shall not exceed five years.
8.5 Exercisability
An Option designated as an Incentive Stock Option shall cease to qualify for favorable tax treatment as an Incentive Stock Option to the extent it is exercised (if permitted by the terms of the Option) (a) more than three months after the date of a Participant’s Termination of Service if termination was for reasons other than death or disability, (b) more than one year after the date of a Participant’s Termination of Service if termination was by reason of disability, or (c) after the Participant has been on leave of absence for more than 90 days, unless the Participant’s reemployment rights are guaranteed by statute or contract.
8.6 Taxation of Incentive Stock Options
In order to obtain certain tax benefits afforded to Incentive Stock Options under Section 422 of the Code, the Participant must hold the shares acquired upon the exercise of an Incentive Stock Option for two years after the Grant Date and one year after the date of exercise.
A Participant may be subject to the alternative minimum tax at the time of exercise of an Incentive Stock Option. The Participant shall give the Company prompt notice of any disposition of shares acquired to the exercise of an Incentive Stock Option prior to the expiration of such holding periods.
8.7 Code Definitions
For the purposes of this Section 8 “disability”, “parent corporation” and “subsidiary corporation” shall have the meanings attributed to those terms for purposes of Section 422 of the Code.
SECTION 9. STOCK APPRECIATION RIGHTS
9.1 Grant of Stock Appreciation Rights
The Committee may grant Stock Appreciation Rights to Participants at any time on such terms and conditions as the Committee shall determine in its sole discretion. An SAR may be granted in tandem with an Option or alone (“freestanding”). The grant price of a tandem SAR shall be equal to the exercise price of the related Option. The grant price of a freestanding SAR shall be established in accordance with procedures for Options set forth in Section 7.2. An SAR may be exercised upon such terms and conditions and for the term as the Committee determines in its sole discretion; provided, however, that, subject to earlier termination in accordance with the terms of the Plan and the instrument evidencing the SAR, the term of a freestanding SAR shall be as established for that SAR by the Committee or, if not so established, shall be ten years, and in the case of a tandem SAR, (a) the term shall not exceed the term of the related Option and (b) the tandem SAR may be exercised for all or part of the shares subject to the related Option upon the surrender of the right to exercise the equivalent portion of the related Option, except that the tandem SAR may be exercised only with respect to the shares for which its related Option is then exercisable.
9.2 Payment of SAR Amount
Upon the exercise of an SAR, a Participant shall be entitled to receive payment from the Company in an amount determined by multiplying: (a) the difference between the Fair Market Value of the Common Stock on the date of exercise over the grant price of the SAR by (b) the number of shares with respect to which the SAR is exercised. At the discretion of the Committee as set forth in the instrument evidencing the Award, the payment upon exercise of an SAR may be in cash, in shares, in some combination thereof or in any other manner approved by the Committee in its sole discretion.
SECTION 10. STOCK AWARDS, RESTRICTED STOCK AND STOCK UNITS
10.1 Grant of Stock Awards, Restricted Stock and Stock Units
The Committee may grant Stock Awards, Restricted Stock and Stock Units on such terms and conditions and subject to such repurchase or forfeiture restrictions, if any (which may be based on continuous service with the Company or a Related Company or the achievement of any performance goals, as the Committee shall determine in its sole discretion, which terms, conditions and restrictions shall be set forth in the instrument evidencing the Award.
10.2 Vesting of Restricted Stock and Stock Units
Upon the satisfaction of any terms, conditions and restrictions prescribed with respect to Restricted Stock or Stock Units, or upon a Participant’s release from any terms, conditions and restrictions of Restricted Stock or Stock Units, as determined by the Committee, and subject to the provisions of Section 13, (a) the shares of Restricted Stock covered by each Award of Restricted Stock shall become freely transferable by the Participant, and (b) Stock Units shall be paid in shares of Common Stock or, if set forth in the instrument evidencing the Awards, in cash or a combination of cash and shares of Common Stock. Any fractional shares subject to such Awards shall be paid to the

Participant in cash.
10.3 Waiver of Restrictions
Notwithstanding any other provisions of the Plan, the Committee, in its sole discretion, may waive the repurchase or forfeiture period and any other terms, conditions or restrictions on any Restricted Stock or Stock Unit under such circumstances and subject to such terms and conditions as the Committee shall deem appropriate.
SECTION 11. PERFORMANCE AWARDS
11.1 Performance Shares
The Committee may grant Awards of Performance Shares, designate the Participants to whom Performance Shares are to be awarded and determine the number Performance Shares, and the other terms and conditions of each such Award. Performance Shares shall consist of a unit valued by reference to a designated number of shares of Common Stock, the value of which may be paid to the Participant by delivery of shares of Common Stock or, if set forth in the instrument evidencing the Award, of such property as the Committee shall determine, including, without limitation, cash, shares of Common Stock, other property, or any combination thereof, upon the attainment of performance goals, as established by the Committee, and other terms and conditions specified by the Committee. Notwithstanding the foregoing, the amount to be paid under an Award of Performance Shares may be adjusted on the basis of such further consideration as the Committee shall determine in its sole discretion.
11.2 Performance Units
The Committee may grant Awards of Performance Units, designate the Participants to whom Performance Units are to be awarded and determine the number of Performance Units and the terms and conditions of each such Award. Performance Units shall consist of a unit valued by reference to a designated amount of property other than shares of Common Stock, which value may be paid to the Participant by delivery of such property as the Committee shall determine, including, without limitation, cash, shares of Common Stock, other property, or any combination thereof, upon the attainment of performance goals, as established by the Committee, and other terms and conditions specified by the Committee. Notwithstanding the foregoing, the amount to be paid under an Award of Performance Units may be adjusted on the basis of such further consideration as the Committee shall determine in its sole discretion.
SECTION 12. CODE SECTION 162(m) PROVISIONS
Notwithstanding any other provision of the Plan, if the Committee determines, at the time Awards are granted to a Participant who is, or is likely to be as of the end of the tax year in which the Company would claim a tax deduction in connection with such Award, a Covered Employee, then the Committee may provide that this Section 12 is applicable to such Award.
12.1 Performance Criteria
If an Award is subject to this Section 12, then the lapsing of restrictions thereon and the distribution of cash, shares of Common Stock or other property pursuant thereto, as applicable, shall be subject to the achievement of one or more objective performance goals established by the Committee, which shall be based on the attainment of specified levels of one of or any combination of the following “performance criteria” for the Company as a whole or any business unit of the Company, as reported or calculated by the Company: return on average common shareholders’ equity; return on average equity; return on equity; return on invested capital; total shareholder return; stock price appreciation; efficiency ratio (other expense as a percentage of other income plus net interest income); net operating expense (other income less other expense); earnings per share; earnings per diluted share; operating earnings (earnings before transaction-related expense) per diluted share; net operating earnings (earnings before transaction-related expense) per diluted share; book value per share; cash flows (including, but not limited to, operating cash flow, free cash flow or cash flow return on capital); working capital; earnings (including or excluding interest, taxes, depreciation, amortization, extraordinary items, restructuring charges or other expense(s)); net income; operating income (including or excluding depreciation, amortization, extraordinary items, restructuring charges or other expense(s)); revenues; operating revenues; return on assets; return on nondepreciable assets; return on average assets; debt; debt plus equity; market or economic value added; lost control; strategic initiatives; net income; improvement in capital structure; ratio of non-performing to performing assets; return on an investment in an affiliate; net interest income; net interest margin; ratio of common equity to total assets; regulatory compliance metrics; and customer service metrics (together, the “Performance Criteria”). Such performance goals also may be based on the achievement of specified levels of Company performance (or performance of an applicable affiliate or business unit of the Company) under one or more of the Performance Criteria described above relative to the performance of other corporations. Such performance goals shall be set by the Committee within the time period prescribed by, and shall otherwise comply with the requirements of, Section 162(m) of the Code, or any successor provision thereto, and the regulations thereunder.
12.2 Adjustment of Awards
Notwithstanding any provision of the Plan other than Section 16, with respect to any Award that is subject to this Section 12, the Committee may adjust downwards, but not upwards, the amount payable pursuant to such Award, and the Committee may not waive the achievement of the applicable performance goals except in the case of the death or disability of the Covered Employee.
12.3 Limitations
Subject to adjustment from time to time as provided in Section 16.1, no Covered Employee may be granted Awards other than Performance Units subject to this Section 12 in any calendar year period with respect to more than 325,000 shares of Common Stock for such Award, except that the Company may make additional onetime grants of such Awards for up to 650,000 shares to newly hired individuals, and the maximum dollar value payable with respect to Performance Units subject to this Section 12 granted to any Covered Employee in any one calendar year is $4,000,000.
The Committee shall have the power to impose such other restrictions on Awards subject to this Section 12 as it may deem necessary or appropriate to ensure that such Awards satisfy all requirements for “performance-based compensation” within the meaning of Section 162(m)(4)(C) of the Code, or any successor provision thereto.
SECTION 13. OTHER STOCK OR CASH-BASED AWARDS
Subject to the terms of the Plan and such other terms and conditions as the Committee deems appropriate, the Committee may grant other incentives payable in cash or in shares of Common Stock under the Plan.
SECTION 14. WITHHOLDING
The Company may require the Participant to pay to the Company the amount of (a) any taxes that the Company is required by applicable federal, state, local or foreign law to withhold with respect to the grant, vesting or exercise of an Award (“tax withholding obligations”) and (b) any amounts due from the Participant to the Company or to any Related Company (“other obligations”). The Company shall not be required to issue any shares of Common Stock or otherwise settle an Award under the Plan until such tax withholding obligations and other obligations are satisfied.
The Committee may permit or require a Participant to satisfy all or part of the Participant’s tax withholding obligations and other obligations by (a) paying cash to the Company, (b) having the Company withhold an amount from any cash amounts otherwise due or to become due from the Company to the Participant, (c) having the Company withhold a number of shares of Common Stock that would otherwise be issued to the Participant (or become vested in the case of Restricted Stock) having a Fair Market Value equal to the tax withholding obligations and other obligations, or (d) surrendering a number of shares of Common Stock the Participant already owns having a value equal to the tax withholding obligations and other obligations. The value of the shares so withheld may not exceed the employer’s minimum required tax withholding rate, and the value of the shares so tendered may not exceed such rate to the extent the Participant has owned the tendered shares for less than six months if such limitation is necessary to avoid a charge to the Company for financial reporting purposes.
SECTION 15. ASSIGNABILITY
No Award or interest in an Award may be sold, assigned, pledged (as collateral for a loan or as security for the performance of an obligation or for any other purpose) or transferred by a Participant or made subject to attachment or similar proceedings otherwise than by will or by the applicable laws of descent and distribution, except to the extent the Participant designates one or more beneficiaries on a Company-approved form who may exercise the Award or receive payment under the Award after the Participant’s death. During a Participant’s lifetime, an Award may be exercised only by the Participant. Notwithstanding the foregoing and to the extent permitted by Section 422 of the Code, the Committee, in its sole discretion, may permit a Participant to assign or transfer an Award subject to such terms and conditions as the Committee shall specify.

SECTION 16. ADJUSTMENTS
16.1 Adjustment of Shares
In the event, at any time or from time to time, a stock dividend, stock split, spin-off, combination or exchange of shares, recapitalization, merger, consolidation, distribution to shareholders other than a normal cash dividend, or other change in the Company’s corporate or capital structure results in (a) the outstanding shares of Common Stock, or any securities exchanged therefore or received in their place, being exchanged for a different number or kind of securities of the Company or (b) new, different or additional securities of the Company or any other company being received by the holders of shares of Common Stock, then the Committee shall make proportional adjustments in (i) the maximum number and kind of securities available for issuance under the Plan; (ii) the maximum number and kind of securities issuable as Incentive Stock Options as set forth in Section 4.2; and (iii) the number and kind of securities that are subject to any outstanding Award and the per share price of such securities, without any change in the aggregate price to be paid therefor.
The determination by the Committee as to the terms of any of the foregoing adjustments shall be conclusive and binding.
Notwithstanding the foregoing, the issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, for cash or property, or for labor or services rendered, either upon direct sale or upon the exercise of rights or warrants to subscribe therefore, or upon conversion of shares or obligations of the Company convertible into such shares or other securities, shall not affect, and no adjustment by reason thereof shall be made with respect to, outstanding Awards. Also notwithstanding the foregoing, a dissolution or liquidation of the Company or a Company Transaction or Change of Control shall not be governed by this Section 16.1 but shall be governed by Sections 16.2 and 16.3, respectively.
16.2 Dissolution or Liquidation
To the extent not previously exercised or settled, and unless otherwise determined by the Committee in its sole discretion, Awards shall terminate immediately prior to the dissolution or liquidation of the Company. To the extent a vesting condition, forfeiture provision or repurchase right applicable to an Award has not been waived by the Committee, the Award shall be forfeited immediately prior to the consummation of the dissolution or liquidation.
16.3 Company Transaction; Change in Control
16.3.1 Effect of a Company Transaction That Is Not a Change in Control or a Related Party Transaction
Notwithstanding any other provision of the Plan to the contrary, unless the Committee shall determine otherwise at the time of grant with respect to a particular Award, in the event of a Company Transaction that is not a Change in Control or a Related Party Transaction:
(a) All outstanding Awards, other than Performance Shares and Performance Units, shall become fully and immediately exercisable, and all applicable deferral and restriction limitations or forfeiture provisions shall lapse, immediately prior to the Company Transaction, and shall terminate effective at the effective time of the Company Transaction, if and to the extent such Awards are converted, assumed or replaced by the Successor Company.
For the purposes of this Section 16.3.1, an Award shall be considered converted, assumed or replaced by the Successor Company if following the Company Transaction the option or right confers the right to purchase or receive, for each share of Common Stock subject to the Award immediately prior to the Company Transaction, the consideration (whether stock, cash, or other securities or property) received in the Company Transaction by holders of Common Stock for each share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding             shares); provided, however, that if such consideration received in the Company Transaction is not solely common stock of the Successor Company, the Committee may, with the consent of the Successor Company, provide for the consideration to be received upon the exercise of the Option, for each share of Common Stock subject thereto, to be solely common stock of the Successor Company substantially equal in fair market value to the per share consideration received by holders of Common Stock in the Company Transaction. The determination of such substantial equality of value of consideration shall be made by the Committee, and its determination shall be conclusive and binding.

(b) All Performance Shares or Performance Units earned and outstanding as of the date the Company Transaction is determined to have occurred shall be payable in full at the target level in accordance with the payout schedule pursuant to the Award agreement. Any remaining Performance Shares or Performance Units (including any applicable performance period) for which the payout level has not been determined shall be prorated at the target payout level up to and including the date of such Company Transaction and shall be payable in full at the target level in accordance with the payout schedule pursuant to the Award agreement. Any existing deferrals or other restrictions not waived by the Committee in its sole discretion shall remain in effect.
Notwithstanding the foregoing, the Committee, in its sole discretion, may instead provide that a Participant’s outstanding Awards shall terminate upon or immediately prior to such Company Transaction and that such Participant shall receive, in exchange therefor, a cash payment equal to the amount (if any) by which (x) the value of the per share consideration received by holders of Common Stock in the Company Transaction, or, in the event the Company Transaction is one of the transactions listed under subsection (c) in the definition of Company Transaction or otherwise does not result in direct receipt of consideration by holders of Common Stock, the value of the deemed per share consideration received, in each case as determined by the Committee in its sole discretion, multiplied by the number of shares of Common Stock subject to such outstanding Awards (to the extent then vested and exercisable or whether or not then vested and exercisable, as determined by the Committee in its sole discretion) exceeds (y) if applicable, the respective aggregate exercise price or grant price for such Award.
16.3.2 Effect of a Change in Control
Notwithstanding any other provision of the Plan to the contrary, unless the Committee shall determine otherwise at the time of grant with respect to a particular Award, in the event of a Change in Control:
(a) any Options and Stock Appreciation Rights outstanding as of the date such Change in Control is determined to have occurred, and which are not then exercisable and vested, shall become fully exercisable and vested to the full extent of the original grant;
(b) any restrictions and deferral limitations applicable to any Restricted Stock or Stock Units shall lapse, and such Restricted Stock or Stock Units shall become free of all restrictions and limitations and become fully vested and transferable to the full extent of the original grant;
(c) all Performance Shares and Performance Units shall be considered to be earned at the target level and payable in full, any deferral or other restriction shall lapse and such Performance Shares and Performance Units shall be immediately settled or distributed; and
(d) any restrictions and deferral limitations and other conditions applicable to any other Awards shall lapse, and such other Awards shall become free of all restrictions, limitations or conditions and become fully vested and transferable to the full extent of the original grant.
16.3.3 Change in Control Cash-Out
Notwithstanding any other provision of the Plan, during the 60-day period from and after a Change in Control (the “Change in Control Exercise Period”), if the Committee shall so determine at, or at any time after, the time of grant, a Participant holding an Option, SAR, Restricted Stock Unit or Performance Share shall have the right, whether or not the Award is fully vested and/or exercisable and without regard to any deferral or other restriction and in lieu of the payment of the purchase price for the shares of Common Stock being purchased under an Option, to elect by giving notice to the Company; (within the Change in Control Exercise Period) to surrender all or part of the Award to the Company and to receive cash, within 30 days of such notice:
(a) for an Option or SAR, in an amount equal to the amount by which the Acquisition Price per share of Common Stock on the date of such election shall exceed the exercise price per share of Common Stock under the Option or the grant price per share of Common Stock under the SAR; and
(b) for a Restricted Stock Unit or Performance Share, in an amount equal to the Acquisition Price per share of Common Stock under the Restricted Stock or Performance Share, multiplied by the number of shares of Common Stock granted under the Award as to which the right granted under this Section 16.3.3 shall have been exercised.

16.4 Further Adjustment of Awards
Subject to Sections 16.2 and 16.3, the Committee shall have the discretion, exercisable at any time before a sale, merger, consolidation, reorganization, liquidation, dissolution or change in control of the Company, as defined by the Committee, to take such further action as it determines to be necessary or advisable with respect to Awards. Such authorized action may include (but shall not be limited to) establishing, amending or waiving the type, terms, conditions or duration of, or restrictions on, Awards so as to provide for earlier, later, extended or additional time for exercise, lifting restrictions and other modifications, and the Committee may take such actions with respect to all Participants, to certain categories of Participants or only to individual Participants. The Committee may take such action before or after granting Awards to which the action relates and before or after any public announcement with respect to such sale, merger, consolidation, reorganization, liquidation, dissolution or change of control that is the reason for such action.
16.5 No Limitations
The grant of Awards shall in no way affect the Company’s right to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.
16.6 Fractional Shares
In the event of any adjustment in the number of shares covered by any Award, each such Award shall cover only the number of full shares resulting from such adjustment.
16.7 Section 409A of the Code
Notwithstanding anything in this Plan to the contrary, (a) any adjustments made pursuant to this Section 16 to Awards that are considered “deferred compensation” within the meaning of Section 409A of the Code shall be made in compliance with the requirements of Section 409A of the Code; (b) any adjustments made pursuant to Section 16 to Awards that are not considered “deferred compensation” subject to Section 409A of the Code shall be made in such a manner as to ensure that after such adjustment the Awards either (i) continue not to be subject to Section 409A of the Code or (ii) comply with the requirements of Section 409A of the Code; and (c) in any event, the Committee shall not have the authority to make any adjustments pursuant to Section 16 to the extent the existence of such authority would cause an Award that is not intended to be subject to Section 409A of the Code at the time of grant to be subject thereto.
SECTION 17. AMENDMENT AND TERMINATION
17.1 Amendment, Suspension or Termination
The Board may amend, suspend or terminate the Plan or any portion of the Plan at any time and in such respects as it shall deem advisable; provided, however, that, to the extent required by applicable law, regulation or stock exchange rule, stockholder approval shall be required for any amendment to the Plan.
Subject to Section 17.3, the Board or the Committee may amend the terms of any outstanding Award, prospectively or retroactively.
17.2 Term of the Plan
Unless sooner terminated as provided herein, the Plan shall terminate ten years from the Effective Date. After the Plan is terminated, no future Awards may be granted, but Awards previously granted shall remain outstanding in accordance with their applicable terms and conditions and the Plan’s terms and conditions. Notwithstanding the foregoing, no Incentive Stock Options may be granted more than ten years after the later of (a) the Effective Date of the Plan and (b) the date the stockholders of the Company approve any amendment to the Plan that constitutes the adoption of a new plan for purposes of Section 422 of the Code.
17.3 Consent of Participant
The amendment, suspension or termination of the Plan or a portion thereof or the amendment of an outstanding Award shall not, without the Participant’s consent, materially adversely affect any rights under any Award theretofore granted to the Participant under the Plan. Any change or adjustment to an outstanding Incentive Stock

Option shall not, without the consent of the Participant, be made in a manner so as to constitute a “modification” that would cause such Incentive Stock Option to fail to continue to qualify as an Incentive Stock Option. Notwithstanding the foregoing, any adjustments made pursuant to Section 16 shall not be subject to these restrictions.
SECTION 18. GENERAL
18.1 No Individual Rights
No individual or Participant shall have any claim to be granted any Award under the Plan, and the Company has no obligation for uniformity of treatment of Participants under the Plan.
Furthermore, nothing in the Plan or any Award granted under the Plan shall be deemed to constitute an employment contract or confer or be deemed to confer on any Participant any right to continue in the employ of, or to continue any other relationship with, the Company or any Related Company or limit in any way the right of the Company or any Related Company to terminate a Participant’s employment or other relationship at any time, with or without cause.
18.2 Issuance of Shares
Notwithstanding any other provision of the Plan, the Company shall have no obligation to issue or deliver any shares of Common Stock under the Plan or make any other distribution of benefits under the Plan unless, in the opinion of the Company’s counsel, such issuance, delivery or distribution would comply with all applicable laws (including, without limitation, the requirements of the Securities Act or the laws of any state or foreign jurisdiction) and the applicable requirements of any securities exchange or similar entity.
The Company shall be under no obligation to any Participant to register for offering or resale or to qualify for exemption under the Securities Act, or to register or qualify under the laws of any state or foreign jurisdiction, any shares of Common Stock, security or interest in a security paid or issued under, or created by, the Plan, or to continue in effect any such registrations or qualifications if made.
As a condition to the exercise of an Option or any other receipt of Common Stock pursuant to an Award under the Plan, the Company may require (a) the Participant to represent and warrant at the time of any such exercise or receipt that such shares are being purchased or received only for the Participant’s own account and without any present intention to sell or distribute such shares and (b) such other action or agreement by the Participant as may from time to time be necessary to comply with the federal, state and foreign securities laws. At the option of the Company, a stop-transfer order against any such shares may be placed on the official stock books and records of the Company, and a legend indicating that such shares may not be pledged, sold or otherwise transferred, unless an opinion of counsel is provided (concurred in by counsel for the Company) stating that such transfer is not in violation of any applicable law or regulation, may be stamped on stock certificates to ensure exemption from registration. The Committee may also require the Participant to execute and deliver to the Company a purchase agreement or such other agreement as may be in use by the Company at such time that describes certain terms and conditions applicable to the shares.
To the extent the Plan or any instrument evidencing an Award provides for issuance of stock certificates to reflect the issuance of shares of Common Stock, the issuance may be effected on a noncertificated basis, to the extent not prohibited by applicable law or the applicable rules of any stock exchange.
18.3 Indemnification
Each person who is or shall have been a member of the Board, or a committee appointed by the Board, or an officer of the Company to whom authority was delegated in accordance with Section 3 shall be indemnified and held harmless by the Company against and from any loss, cost, liability or expense that may be imposed upon or reasonably incurred by such person in connection with or resulting from any claim, action, suit or proceeding to which such person may be a party or in which such person may be involved by reason of any action taken or failure to act under the Plan and against and from any and all amounts paid by such person in settlement thereof, with the Company’s approval, or paid by such person in satisfaction of any judgment in any such claim, action, suit or proceeding against such person; provided, however, that such person shall give the Company an opportunity, at its own expense, to handle and defend the same before such person undertakes to handle and defend it on such person’s own behalf, unless such loss, cost, liability or expense is a result of such person’s own willful misconduct or except as expressly provided by statute.

The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such person may be entitled under the Company’s certificate of incorporation or bylaws, as a matter of law, or otherwise, or of any power that the Company may have to indemnify or hold harmless.
18.4 No Rights as a Stockholder
Unless otherwise provided by the Committee or in the instrument evidencing the Award or in a written employment, services or other agreement, no Awards, other than a Stock Award, shall entitle the Participant to any cash dividend, voting or other right of a stockholder unless and until the date of issuance under the Plan of the shares that are the subject of such Award.
18.5 Compliance With Laws and Regulations
In interpreting and applying the provisions of the Plan, any Option granted as an Incentive Stock Option pursuant to the Plan shall, to the extent permitted by law, be construed as an “incentive stock option” within the meaning of Section 422 of the Code.
18.6 Participants in Other Countries or Jurisdictions
Without amending the Plan, the Committee may grant Awards to Eligible Persons who are foreign nationals on such terms and conditions different from those specified in this Plan as may, in the judgment of the Committee, be necessary or desirable to foster and promote achievement of the purposes of the Plan. The Committee shall have the authority to adopt such modifications, procedures, subplans and the like as may be necessary or desirable to comply with provisions of the laws or regulations of other countries or jurisdictions in which the Company or any Related Company may operate or have employees to ensure the viability of the benefits from Awards granted to Participants employed in such countries or jurisdictions, meet the requirements that permit the Plan to operate in a qualified or tax-efficient manner, comply with applicable foreign laws or regulations and meet the objectives of the Plan.
18.7 No Trust or Fund
The Plan is intended to constitute an “unfunded” plan. Nothing contained herein shall require the Company to segregate any monies or other property, or shares of Common Stock, or to create any trusts, or to make any special deposits for any immediate or deferred amounts payable to any Participant, and no Participant shall have any rights that are greater than those of a general unsecured creditor of the Company.
18.8 Successors
All obligations of the Company under the Plan with respect to Awards shall be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation, or otherwise, of all or substantially all the business and/or assets of the Company.
18.9 Severability
If any provision of the Plan or any Award is determined to be invalid, illegal or unenforceable in any jurisdiction, or as to any person, or would disqualify the Plan or any Award under any law deemed applicable by the Committee, such provision shall be construed or deemed amended to conform to applicable laws, or, if it cannot be so construed or deemed amended without, in the Committee’s determination, materially altering the intent of the Plan or the Award, such provision shall be stricken as to such jurisdiction, person or Award, and the remainder of the Plan and any such Award shall remain in full force and effect.
18.10 Choice of Law
The Plan, all Awards granted thereunder and all determinations made and actions taken pursuant hereto, to the extent not otherwise governed by the laws of the United States, shall be governed by the laws of the State of Washington without giving effect to principles of conflicts of law.
18.11 Legal Requirements
The granting of Awards and the issuance of shares of Common Stock under the Plan are subject to all applicable laws, rules and regulations and to such approvals by any governmental agencies or national securities exchanges as may be required.

SECTION 19. EFFECTIVE DATE
The effective date (the “Effective Date”) is the date on which the Plan is approved by the stockholders of the Company.

PLAN ADOPTION AND AMENDMENTS/ADJUSTMENTS
SUMMARY PAGE

Date of
Date of			Shareholder
Board Action	Action	Section/Effect of Amendment	Approval

December 4, 2003	Initial Plan Adoption		March 3, 2004

December 8, 2005	Plan Amendments	Section 2/update definitions; Section 3.1/update administrative authority language;	March ___, 2006
Section 3.2/prohibit repricing without shareholder approval (moved from Section 17.1);
Section 4.1/increase authorized shares by adding 1 million shares;
Section 4.3/move limitations to Section 12;
Section 6/provide for treatment of dividends;
Section 7/clarify mechanics for option exercise and termination of service;
Section 8/update ISO terms;
Section 9/update SAR terms;
Section 10/clarify treatment of stock awards;
Section 11/update performance award provisions;
Section 12/clarify application of 162(m) limits and update performance criteria;
Section 13/clarify authority to grant other types of awards;
Section 16/update company transaction and change in control provisions, add cash-out feature and provide for Section 409A compliance;
Section 17.1/move repricing prohibition to Section 4.2;
Section 18.4/clarify application to all Awards other than Stock Awards;
Section 18.6/update authority to grant outside US;
Section 18.11/add new section clarifying Plan limited by applicable law.

ANNEX D
ESTERLINE TECHNOLOGIES CORPORATION
2002 EMPLOYEE STOCK PURCHASE PLAN
SECTION 1. PURPOSE
     The purposes of the Esterline Technologies Corporation 2002 Employee Stock Purchase Plan (the “Plan”) are: (a) to assist employees of Esterline Technologies Corporation, a Delaware corporation (the “Company”), and its designated subsidiaries in acquiring a stock ownership interest in the Company pursuant to a plan that is intended to qualify as an “employee stock purchase plan” under Section 423 of the Internal Revenue Code of 1986, as amended; (b) to encourage employees to work in the best interests of Company stockholders; (c) to support recruitment and retention of qualified employees; and (d) to provide employees an advantageous means of accumulating long-term investments.
SECTION 2. DEFINITIONS
     For purposes of the Plan, the following terms shall be defined as set forth below:
“Additional Shares” has the meaning set forth in Section 6.
“Affiliate” has the meaning set forth in Rule 12b-2 promulgated under Section 12 of the Exchange Act.
“Beneficial Owner” has the meaning set forth in Rule 13d-3 under the Exchange Act.
“Board” means the Board of Directors of the Company.
“Code” means the Internal Revenue Code of 1986, as amended from time to time.
“Committee” means the Company’s Compensation and Stock Option Committee or any other Board committee appointed by the Board to administer the Plan.
“Common Stock” means the common stock, par value $.20 per share, of the Company.
“Company” means Esterline Technologies Corporation, a Delaware corporation.
“Company Transaction” means consummation of either any of the following events:
(a)	consummation of a merger or consolidation of the Company or any direct or indirect Subsidiary Corporation of the Company with or into any other company, other than (i) a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior to such merger or consolidation continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or any parent thereof), in combination with the ownership of any trustee or other fiduciary holding securities under an employee benefit plan of the Company or any Affiliate, at least 70% of the combined voting power of the securities of the Company or such surviving entity or any parent thereof outstanding immediately after such merger or consolidation, or (ii) a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) in which no Person is or becomes the Beneficial Owner, directly or indirectly, of securities of the Company (not including in the securities Beneficially Owned by such Person any securities acquired directly from the Company or its Affiliates other than in connection with the acquisition by the Company or its Affiliates of a business) representing 30% or more of the combined voting power of the Company’s then outstanding securities; or

(b)	consummation of an agreement for the sale or disposition by the Company of all or substantially all of the Company’s assets, other than a sale or disposition by the Company of all or substantially all of the

Company’s assets to an entity, at least 70% of the combined voting power of the voting securities of which are owned by stockholders of the Company in substantially the same proportions as their ownership of the Company immediately prior to such sale.
“Designated Subsidiary” means any domestic Subsidiary Corporation or any other Subsidiary Corporation designated as such by the Board or the Committee.
“Eligible Compensation” means, unless the Plan Administrator establishes otherwise for a future Offering, gross earnings, but shall not include reimbursements or other expense allowances, cash and non-cash fringe benefits, moving expenses or welfare benefits, whether or not reported as income to the Participant, or severance, sick pay and vacation benefits paid upon termination of employment, whether paid on or after a Participant’s date of termination of employment.
“Eligible Employee” means any employee of the Company or a Designated Subsidiary who is in the employ of the Company or any Designated Subsidiary on one or more Offering Dates and who meets the following criteria:
(a)	the employee does not, immediately after the Option is granted, own stock (as defined by the Code) possessing 5% or more of the total combined voting power or value of all classes of stock of the Company or of a Parent Corporation or Subsidiary Corporation;

(b)	the employee’s customary employment is for 20 hours or more per week or any lesser number of hours established by the Plan Administrator for a future Offering;

(c)	the employee has been employed for a minimum of one year as of an Offering Date or any lesser or greater minimum employment period not to exceed two years that is established by the Plan Administrator for a future Offering; and

(d)	if established by the Plan Administrator for a future Offering, the employee customarily works a certain minimum number of months per year, such number of months not to exceed five months per year.
If the Company permits any employee of a Designated Subsidiary to participate in the Plan, then all employees of that Designated Subsidiary who meet the requirements of this paragraph shall also be considered Eligible Employees.
“Enrollment Period” has the meaning set forth in Section 7.1.
“ESPP Broker” has the meaning set forth in Section 10.1.
“Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time.
“Fair Market Value” shall be as established in good faith by the Plan Administrator or if the Common Stock is publicly traded, the closing sale price of the Common Stock on the Offering Date or the Purchase Date, as applicable, as reported in the Western Edition of The Wall Street Journal, unless the Plan Administrator determines otherwise for a future Offering. If there is no such reported price for the Common Stock for the date in question, then such price on the last preceding date for which such price exists shall be determinative of Fair Market Value.
“Human Resources Department” means the human resources department or such other department or individual authorized by the Plan Administrator to perform certain ministerial duties under the Plan.
“Offering” has the meaning set forth in Section 5.1.
“Offering Date” means the first day of an Offering.
“Option” means an option granted under the Plan to an Eligible Employee to purchase shares of Common Stock.

“Parent Corporation” means any corporation, other than the Company, in an unbroken chain of corporations ending with the Company, if, at the time of the granting of the Option, each of the corporations, other than the Company, owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.
“Participant” means any Eligible Employee who has elected to participate in an Offering in accordance with the procedures set forth in Section 7 and who has not withdrawn from the Plan or whose participation in the Plan is not otherwise terminated.
“Person” has the meaning given in Section 3(a)(9) of the Exchange Act, as modified and used in Sections 13(d) and 14(d) thereof, except that such term shall not include (a) the Company, (b) a trustee or other fiduciary holding securities under an employee benefit plan of the Company, (c) an underwriter temporarily holding securities pursuant to an offering of such securities or (d) a corporation owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of stock of the Company.
“Plan” means the Esterline Technologies Corporation 2002 Employee Stock Purchase Plan.
“Plan Administrator” has the meaning set forth in Section 3.1.
“Purchase Date” means the last day of each Offering or Purchase Period.
“Purchase Period” has the meaning set forth in Section 5.2.
“Purchase Price” has the meaning set forth in Section 6.
“Securities Act” means the Securities Act of 1933, as amended.
“Subscription” has the meaning set forth in Section 7.1.
“Subsidiary Corporation” means any corporation, other than the Company, in an unbroken chain of corporations beginning with the Company, if, at the time of the granting of the Option, each of the corporations, other than the last corporation in the unbroken chain, owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.
“Successor Company” has the meaning set forth in Section 20.3.
SECTION 3. ADMINISTRATION
3.1 Plan Administrator
     The Plan shall be administered by the Board and/or the Committee or, if and to the extent the Board or the Committee designates one or more executive officers of the Company to administer the Plan, by such executive officer(s) (each, the “Plan Administrator”). Any decisions made by the Plan Administrator shall be applicable equally to all Eligible Employees.
3.2 Administration and Interpretation by the Plan Administrator
     Subject to the provisions of the Plan, the Plan Administrator shall have the authority, in its sole discretion, to determine all matters relating to Options granted under the Plan, including all terms, conditions, restrictions and limitations of Options; provided, however, that all Participants granted Options pursuant to the Plan shall have the same rights and privileges within the meaning of Code Section 423. The Plan Administrator shall also have exclusive authority to interpret the Plan and may from time to time adopt, and change, rules and regulations of general application for the Plan’s administration. The Plan Administrator’s interpretation of the Plan and its rules and regulations, and all actions taken and determinations made by the Plan Administrator pursuant to the Plan, unless reserved to the Board or the Committee, shall be conclusive and binding on all parties involved or affected. The

Plan Administrator may delegate ministerial duties to such of the Company’s other officers or employees as the Plan Administrator so determines.
SECTION 4. STOCK SUBJECT TO PLAN
     Subject to adjustment from time to time as provided in Section 20.1, the maximum number of shares of Common Stock that shall be available for issuance under the Plan shall be 300,000 shares. Shares issued under the Plan shall be drawn from authorized and unissued shares or from shares subsequently acquired by the Company as treasury shares.
SECTION 5. OFFERING DATES
5.1 Offerings
(a)	Except as otherwise set forth below, the Plan shall be implemented by a series of Offerings that each last six months (each, an “Offering”), such Offerings to commence on June 16 and December 16 of each year and to end on the next December 15 and June 15, respectively. The first Offering shall begin on September 3, 2002 and shall end on December 15, 2002.

(b)	Notwithstanding the foregoing, the Plan Administrator may establish (i) a different term for the initial Offering or for one or more future Offerings and (ii) different commencing and ending dates for such Offerings; provided, however, that an Offering may not exceed five years; and provided, further, that if the Purchase Price may be less than 85% of the Fair Market Value of the Common Stock on the Purchase Date, the Offering may not exceed 27 months.

(c)	In the event the first or the last day of an Offering is not a regular business day, then the first day of the Offering shall be deemed to be the next regular business day and the last day of the Offering shall be deemed to be the last preceding regular business day.
5.2 Purchase Periods
(a)	Each Offering shall consist of one or more consecutive purchase periods (each, a “Purchase Period”). The last day of each Purchase Period shall be the Purchase Date for such Purchase Period. A Purchase Period shall commence on June 16 and December 16 of each year and shall end on the next December 15 and June 15, respectively. The first Purchase Period shall begin on September 3, 2002 and shall end on December 15, 2002.

(b)	Notwithstanding the foregoing, the Plan Administrator may establish (i) a different term for the initial Purchase Period or for one or more future Purchase Periods and (ii) different commencing and ending dates for any such Purchase Period.

(c)	In the event the first or last day of a Purchase Period is not a regular business day, then the first day of the Purchase Period shall be deemed to be the next regular business day and the last day of the Purchase Period shall be deemed to be the last preceding regular business day.
5.3 Governmental Approval; Stockholder Approval
     Notwithstanding any other provision of the Plan to the contrary, an Option granted pursuant to the Plan shall be subject to (a) obtaining all necessary governmental approvals and qualifications for the Plan and (b) obtaining stockholder approval of the Plan.
SECTION 6. PURCHASE PRICE
(a)	The purchase price (the “Purchase Price”) at which Common Stock may be acquired in an Offering pursuant to the exercise of all or any portion of an Option shall be 85% of the lesser of (i) the Fair Market Value of the Common Stock on the Offering Date of such Offering and (ii) the Fair Market Value of the

Common Stock on a Purchase Date during the Offering, unless the Plan Administrator establishes a higher percentage for a future Offering.
(b)	Notwithstanding the foregoing, if an increase in the number of shares authorized for issuance under the Plan (other than an annual increase pursuant to Section 4) is approved and all or a portion of such additional shares are to be issued during one or more Offerings that are underway at the time of stockholder approval of such increase (the “Additional Shares”), then, if as of the date of such stockholder approval, the Fair Market Value of a share of Common Stock is higher than the Fair Market Value on the Offering Date for any such Offering, the Purchase Price for the Additional Shares shall be 85% of the lesser of (i) the Common Stock’s Fair Market Value on the date of such stockholder approval and (ii) the Fair Market Value of the Common Stock on the Purchase Date.
SECTION 7. PARTICIPATION IN THE PLAN
7.1 Initial Participation
     An Eligible Employee shall become a Participant on the first Offering Date after satisfying the eligibility requirements and delivering to the Human Resources Department during the enrollment period established by the Plan Administrator (the “Enrollment Period”) a subscription (the “Subscription”):
(a)	indicating the Eligible Employee’s election to participate in the Plan;

(b)	authorizing payroll deductions and stating the amount to be deducted regularly from the Participant’s Eligible Compensation; and

(c)	authorizing the purchase of Common Stock for the Participant in each Purchase Period.
     An Eligible Employee who does not deliver a Subscription as provided above during the Enrollment Period shall not participate in the Plan for that Offering or for any subsequent Offering unless such Eligible Employee subsequently enrolls in the Plan by filing a Subscription with the Company during the Enrollment Period for such subsequent Offering. The Company may, from time to time, change the Enrollment Period for a future Offering as deemed advisable by the Plan Administrator, in its sole discretion, for the proper administration of the Plan.
     An employee who becomes eligible to participate in the Plan after an Offering has commenced shall not be eligible to participate in such Offering but may participate in any subsequent Offering, provided that such employee is still an Eligible Employee as of the commencement of any such subsequent Offering. Eligible Employees may not participate in more than one Offering at a time.
7.2 Continued Participation
     A Participant who has elected to participate in an Offering shall automatically participate in the next Offering until such time as such Participant withdraws from the Plan pursuant to Section 11.2 or terminates employment as provided in Section 13.
SECTION 8. LIMITATIONS ON RIGHT TO PURCHASE SHARES
8.1 Number of Shares Purchased
(a)	No Participant shall be entitled to purchase Common Stock under the Plan (or any other employee stock purchase plan that is intended to meet the requirements of Code Section 423 sponsored by the Company, a Parent Corporation or a Subsidiary Corporation) with a Fair Market Value exceeding $25,000 (such value determined as of the Offering Date for each Offering or such other limit as may be imposed by the Code) in any calendar year in which a Participant participates in the Plan (or any other employee stock purchase plan described in this Section 8.1).

(b)	No Participant shall be entitled to purchase more than 2,000 shares of Common Stock (or such other number as the Board or the Committee shall specify for a future Offering) under the Plan in any Offering or, if a future Offering has more than one Purchase Period, in any single Purchase Period of that Offering.
8.2 Pro Rata Allocation
     In the event the number of shares of Common Stock that might be purchased by all Participants exceeds the number of shares of Common Stock available in the Plan, the Plan Administrator shall make a pro rata allocation of the remaining shares of Common Stock in as uniform a manner as shall be practicable and as the Plan Administrator shall determine to be equitable. Fractional shares may not be issued under the Plan unless the Plan Administrator determines otherwise for a future Offering.
SECTION 9. PAYMENT OF PURCHASE PRICE
9.1 General Rules
     Subject to Section 9.11, Common Stock that is acquired pursuant to the exercise of all or any portion of an Option may be paid for only by means of payroll deductions from the Participant’s Eligible Compensation. Except as set forth in this Section 9, the amount of compensation to be withheld from a Participant’s Eligible Compensation during each pay period shall be determined by the Participant’s Subscription.
9.2 Percent Withheld
     The amount of payroll withholding for each Participant for purchases pursuant to the Plan during any pay period shall be at least 1% but shall not exceed 15% of the Participant’s Eligible Compensation for such pay period (or such other percentage as the Plan Administrator may establish from time to time for a future Offering). Amounts shall be withheld in whole percentages only.
9.3 Payroll Deductions
     Payroll deductions shall commence on the first payday following the Offering Date and shall continue through the last payday of the Offering unless sooner altered or terminated as provided in the Plan.
9.4 Memorandum Accounts
     Individual accounts shall be maintained for each Participant for memorandum purposes only. All payroll deductions from a Participant’s compensation shall be credited to such account but shall be deposited with the general funds of the Company. All payroll deductions received or held by the Company may be used by the Company for any corporate purpose.
9.5 No Interest
     No interest shall be paid on payroll deductions received or held by the Company.
9.6 Acquisition of Common Stock
     On each Purchase Date of an Offering, each Participant shall automatically acquire, pursuant to the exercise of the Participant’s Option, the number of shares of Common Stock arrived at by dividing the total amount of the Participant’s accumulated payroll deductions for the Offering (or Purchase Period for any future Offerings consisting of more than one Purchase Period) by the Purchase Price; provided, however, that the number of shares of Common Stock purchased by the Participant shall not exceed the number of whole shares of Common Stock so determined, unless the Plan Administrator has determined for a future Offering that fractional shares may be issued under the Plan; and provided, further, that the number of shares of Common Stock purchased by the Participant shall not exceed the number of shares for which Options have been granted to the Participant pursuant to Section 8.1.

9.7 Refund of Excess Amounts
     Any cash balance remaining in the Participant’s account at the termination of a Purchase Period that is not sufficient to purchase a whole share of Common Stock shall be applied to the purchase of Common Stock in the next Purchase Period, provided the Participant participates in the next Purchase Period and the purchase complies with Section 8.1. If the Participant does not participate in the next Purchase Period, such remaining cash balance shall be refunded to the Participant as soon as practical after the Purchase Date without the payment of any interest.
9.8 Withholding Obligations
     At the time the Option is exercised, in whole or in part, or at the time some or all the Common Stock is disposed of, a Participant shall make adequate provision for local, state, federal and foreign withholding obligations of the Company, if any, that arise upon exercise of the Option or upon disposition of the Common Stock. The Company may withhold from the Participant’s compensation the amount necessary to meet such withholding obligations.
9.9 Termination of Participation
     No Common Stock shall be purchased on behalf of a Participant on a Purchase Date if his or her participation in a current Offering or the Plan has terminated on or before such Purchase Date or if the Participant has otherwise terminated employment prior to a Purchase Date.
9.10 Procedural Matters
     The Company may, from time to time, establish (a) limitations on the frequency and/or number of any permitted changes in the amount withheld during an Offering, as set forth in Section 11.1, (b) an exchange ratio applicable to amounts withheld in a currency other than U.S. dollars, (c) payroll withholding in excess of the amount designated by a Participant in order to adjust for delays or mistakes in the Company’s processing of properly completed withholding elections, and (d) such other limitations or procedures as deemed advisable by the Company in the Company’s sole discretion that are consistent with the Plan and in accordance with the requirements of Code Section 423.
9.11 Leaves of Absence
     During leaves of absence approved by the Human Resources Department and meeting the requirements of the applicable treasury regulations promulgated under the Code, a Participant may elect to continue participation in the Plan for a maximum of 90 calendar days by continuing to accrue payroll deductions, or, if the leave is unpaid, by delivering cash payments to the Company on the Participant’s normal paydays equal to the amount of his or her payroll deductions under the Plan had the Participant not taken a leave of absence.
SECTION 10. COMMON STOCK PURCHASED UNDER THE PLAN
10.1 ESPP Broker
     If the Plan Administrator designates or approves a stock brokerage or other financial services firm (the “ESPP Broker”) to hold shares purchased under the Plan for the accounts of Participants, the following procedures shall apply. Promptly following each Purchase Date, the number of shares of Common Stock purchased by each Participant shall be deposited into an account established in the Participant’s name with the ESPP Broker. Each Participant shall be the beneficial owner of the Common Stock purchased under the Plan and shall have all rights of beneficial ownership in such Common Stock. A Participant shall be free to undertake a disposition of the shares of Common Stock in his or her account at any time, but, in the absence of such a disposition, the shares of Common Stock must remain in the Participant’s account at the ESPP Broker until the holding period set forth in Code Section 423 has been satisfied. With respect to shares of Common Stock for which the holding period set forth above has been satisfied, the Participant may move those shares of Common Stock to another brokerage account of the Participant’s choosing or request that a stock certificate be issued and delivered to him or her. Dividends paid in the form of shares of Common Stock with respect to Common Stock in a Participant’s account shall be credited to such account. A Participant who is not subject to payment of U.S. income taxes may move his or her shares of

Common Stock to another brokerage account of his or her choosing or request that a stock certificate be delivered to him or her at any time, without regard to the Code Section 423 holding period.
10.2 Notice of Disposition
     By entering the Plan, each Participant agrees to promptly give the Company notice of any Common Stock disposed of within the later of one year from the Purchase Date and two years from the Offering Date for such Common Stock, showing the number of such shares disposed of and the Purchase Date and Offering Date for such Common Stock. This notice shall not be required if and so long as the Company has a designated ESPP Broker.
SECTION 11. CHANGES IN WITHHOLDING AMOUNTS AND
VOLUNTARY WITHDRAWAL
11.1 Changes in Withholding Amounts
(a)	Unless the Plan Administrator establishes otherwise for a future Offering, during a Purchase Period, a Participant may elect to reduce payroll contributions to 0% by completing and filing with the Human Resources Department an amended Subscription authorizing cessation of payroll deductions. The change in rate shall be effective as of the first pay date that falls at least ten business days after the Participant files the amended Subscription (the “Change Notice Date”), unless the Plan Administrator determines otherwise for a future Offering. All payroll deductions accrued by a Participant as of a Change Notice Date shall continue to be applied toward the purchase of Common Stock on the Purchase Date, unless a Participant withdraws from the Plan, pursuant to Section 11.2 below. An amended Subscription shall remain in effect until the Participant changes such Subscription in accordance with the terms of the Plan.

(b)	Unless the Plan Administrator determines otherwise for a future Offering, a Participant may elect to increase or decrease the amount to be withheld from his or her compensation for future Purchase Periods by filing with the Human Resources Department an amended Subscription; provided, however, that notice of such election must be delivered to the Human Resources Department prior to or during an open enrollment period for the next Purchase Period (or by any other time period established by the Plan Administrator for a future Offering) in such form and in accordance with such terms as the Plan Administrator may establish for an Offering. An amended Subscription shall remain in effect until the Participant changes such Subscription in accordance with the terms of the Plan.

(c)	Notwithstanding the foregoing, to the extent necessary to comply with Code Section 423 and Section 8.1, a Participant’s payroll deductions shall be decreased to 0% during any Purchase Period if the aggregate of all payroll deductions accumulated with respect to one or more Purchase Periods ending within the same calendar year exceeds $25,000 of Fair Market Value of the Common Stock determined as of the first day of an Offering ($21,250 to the extent the Purchase Price may be 85% of the Fair Market Value of the Common Stock on the Offering Date of the Offering). Payroll deductions shall re-commence at the rate provided in such Participant’s Subscription at the beginning of the first Purchase Period that is scheduled to end in the following calendar year, unless the Participant terminates participation in the Plan as provided in Section 11.2 or indicates otherwise in an amended Subscription. Also, notwithstanding the foregoing, a Participant’s payroll deductions shall be decreased to 0% at such time that the aggregate of all payroll deductions accumulated with respect to an Offering exceeds the amount necessary to purchase 2,000 shares of Common Stock in such Offering (or such other number as the Board or Committee shall specify for a future Offering). Payroll deductions shall re-commence at the rate provided in such Participant’s Subscription at the beginning of the next Purchase Period, provided the Participant continues to participate in the Plan and such participation complies with Section 8.1.
11.2 Withdrawal From the Plan
     A Participant may withdraw from the Plan by completing and delivering to the Human Resources Department a written notice of withdrawal on a form provided for such purpose. Such notice must be delivered at least ten business days prior to the end of the Purchase Period for which such withdrawal is to be effective, or by any other date specified by the Plan Administrator for a future Offering.

11.3 Notice of Withdrawal; Effect of Withdrawal on Prior Purchase Periods; Re-enrollment in the Plan
(a)	The Company may, from time to time, impose a requirement that any notice of withdrawal be on file with the Human Resources Department for a reasonable period prior to the effectiveness of the Participant’s withdrawal.

(b)	If a Participant withdraws from the Plan after the Purchase Date for a Purchase Period, the withdrawal shall not affect Common Stock acquired by the Participant in any earlier Purchase Periods.

(c)	In the event a Participant voluntarily elects to withdraw from the Plan, the Participant may participate in any subsequent Offering under the Plan by again satisfying the definition of Eligible Employee and re-enrolling in the Plan in accordance with Section 7.
11.4 Return of Payroll Deductions
     Upon withdrawal from the Plan pursuant to Section 11.2, the withdrawing Participant’s accumulated payroll deductions that have not been applied to the purchase of Common Stock shall be returned as soon as practical after the withdrawal, without the payment of any interest, to the Participant and the Participant’s interest in the Offering shall terminate. Such accumulated payroll deductions may not be applied to any other Offering under the Plan.
SECTION 12. AUTOMATIC WITHDRAWAL
     For any future Offering with multiple Purchase Periods, the Plan Administrator may provide that if the Fair Market Value of the Common Stock on any Purchase Date of an Offering is less than the Fair Market Value of the Common Stock on the Offering Date for such Offering, then every Participant shall automatically (a) be withdrawn from such Offering at the close of such Purchase Date and after the acquisition of the shares of Common Stock for such Purchase Period and (b) be enrolled in the Offering commencing on the first business date subsequent to such Purchase Period, provided the Participant is eligible to participate in the Plan and has not elected to terminate participation in the Plan.
SECTION 13. TERMINATION OF EMPLOYMENT
     Termination of a Participant’s employment with the Company for any reason, including retirement, death or the failure of a Participant to remain an Eligible Employee, shall immediately terminate the Participant’s participation in the Plan. The payroll deductions credited to the Participant’s account since the last Purchase Date shall, as soon as practical, be returned to the Participant or, in the case of a Participant’s death, to the Participant’s legal representative or designated beneficiary as provided in Section 14.2, and all the Participant’s rights under the Plan shall terminate. Interest shall not be paid on sums returned to a Participant pursuant to this Section 13.
SECTION 14. RESTRICTIONS ON ASSIGNMENT
14.1 Transferability
     An Option granted under the Plan shall not be transferable and such Option shall be exercisable during the Participant’s lifetime only by the Participant. The Company will not recognize, and shall be under no duty to recognize, any assignment or purported assignment by a Participant of the Participant’s interest in the Plan, of his or her Option or of any rights under his or her Option.
14.2 Beneficiary Designation
     A Participant may designate on a Company-approved form a beneficiary who is to receive any shares and cash, if any, from the Participant’s account under the Plan in the event the Participant dies after the Purchase Date for an Offering but prior to delivery to such Participant of such shares and cash. In addition, a Participant may designate on a Company-approved form a beneficiary who is to receive any cash from the Participant’s account under the Plan in the event that the Participant dies before the Purchase Date for an Offering. Such designation may be changed by the Participant at any time by written notice to the Human Resources Department.
SECTION 15. NO RIGHTS AS STOCKHOLDER UNTIL SHARES ISSUED
     With respect to shares of Common Stock subject to an Option, a Participant shall not be deemed to be a stockholder of the Company, and he or she shall not have any of the rights or privileges of a stockholder. A Participant shall have the rights and privileges of a stockholder of the Company when, but not until, a certificate or its equivalent has been issued to the Participant for the shares following exercise of the Participant’s Option.
SECTION 16. LIMITATIONS ON SALE OF COMMON STOCK PURCHASED UNDER THE PLAN
     The Plan is intended to provide Common Stock for investment and not for resale. The Company does not, however, intend to restrict or influence any Participant in the conduct of his or her own affairs. A Participant, therefore, may sell Common Stock purchased under the Plan at any time he or she chooses subject to compliance with Company policies and any applicable federal and state securities laws. A Participant assumes the risk of any market fluctuations in the price of the Common Stock.
SECTION 17. AMENDMENT, SUSPENSION OR TERMINATION OF THE PLAN
(a)	The Board may amend the Plan in such respects as it shall deem advisable; provided, however, that, to the extent required for compliance with Code Section 423 or any applicable law or regulation, stockholder approval will be required for any amendment that will (i) increase the total number of shares as to which Options may be granted under the Plan, (ii) modify the class of employees eligible to receive Options, or (iii) otherwise require stockholder approval under any applicable law or regulation; and provided further, that except as provided in this Section 17, no amendment to the Plan shall make any change in any Option previously granted which adversely affects the rights of any Participant.

(b)	The Plan shall continue in effect for ten years after the date of its adoption by the Board. Notwithstanding the foregoing, the Board may at any time and for any reason suspend or terminate the Plan. During any period of suspension or upon termination of the Plan, no Options shall be granted.

(c)	Except as provided in Section 20, no such termination of the Plan may affect Options previously granted, provided that the Plan or an Offering may be terminated by the Board on a Purchase Date or by the Board setting a new Purchase Date with respect to an Offering and a Purchase Period then in progress if the Board determines that termination of the Plan and/or the Offering is in the best interests of the Company and the stockholders or if continuation of the Plan and/or the Offering would cause the Company to incur adverse accounting charges as a result of a change after the effective date of the Plan in the generally accepted accounting rules applicable to the Plan.
SECTION 18. NO RIGHTS AS AN EMPLOYEE
     Nothing in the Plan shall be construed to give any person (including any Eligible Employee or Participant) the right to remain in the employ of the Company or a Parent Corporation or Subsidiary Corporation or to affect the right of the Company or a Parent Corporation or Subsidiary Corporation to terminate the employment of any person (including any Eligible Employee or Participant) at any time with or without cause.
SECTION 19. EFFECT UPON OTHER PLANS
     The adoption of the Plan shall not affect any other compensation or incentive plans in effect for the Company or any Parent Corporation or Subsidiary Corporation. Nothing in the Plan shall be construed to limit the right of the Company, any Parent Corporation or Subsidiary Corporation to (a) establish any other forms of incentives or compensation for employees of the Company, a Parent Corporation or Subsidiary Corporation or (b) grant or assume options otherwise than under the Plan in connection with any proper corporate purpose, including, but not by way of limitation, the grant or assumption of options in connection with the acquisition, by purchase, lease, merger, consolidation or otherwise, of the business, stock or assets of any corporation, firm or association.
SECTION 20. ADJUSTMENTS
20.1 Adjustment of Shares
     In the event that, at any time or from time to time, a stock dividend, stock split, spin-off, split-off, combination or exchange of shares, recapitalization, merger, consolidation, distribution to stockholders other than a normal cash dividend, or other change in the Company’s corporate or capital structure results in (a) the outstanding shares, or any securities exchanged therefore or received in their place, being exchanged for a different number or kind of securities of the Company or of any other corporation or (b) new, different or additional securities of the Company or of any other corporation being received by the holders of shares of Common Stock, then (subject to any required action by the Company’s stockholders), the Board, in its sole discretion, shall make such equitable adjustments as it shall deem appropriate in the circumstances in (i) the maximum number and kind of shares of Common Stock subject to the Plan as set forth in Section 4, (ii) the number and kind of securities that are subject to any outstanding Option and the per share price of such securities and (iii) the maximum number of shares of Common Stock that may be purchased by a Participant in a Purchase Period, or by all Participants in a single Purchase Period. The determination by the Board or the Committee as to the terms of any of the foregoing adjustments shall be conclusive and binding. Notwithstanding the foregoing, a merger, asset sale, dissolution or liquidation of the Company shall not be governed by this Section 20.1 but shall be governed by Sections 20.2 and 20.3.
20.2 Dissolution or Liquidation of the Company
     In the event of the proposed dissolution or liquidation of the Company, the Offering then in progress shall be shortened by setting a new Purchase Date and shall terminate immediately prior to the consummation of such proposed dissolution or liquidation, unless provided otherwise by the Board. The new Purchase Date shall be a specified date before the date of the Company’s proposed dissolution or liquidation. The Board shall notify each Participant in writing prior to the new Purchase Date that the Purchase Date for the Participant’s Option has been changed to the new Purchase Date and that the Participant’s Option shall be exercised automatically on the new Purchase Date, unless prior to such date the Participant has withdrawn from the Plan as provided in Section 11.
20.3 Company Transaction
     In the event of a proposed Company Transaction, each outstanding Option shall be assumed or an equivalent option substituted by the successor company or parent thereof (the “Successor Company”). In the event that the Successor Company refuses to assume or substitute for the Option, any Offering then in progress shall be shortened by setting a new Purchase Date. The new Purchase Date shall be a specified date before the date of the Company Transaction. The Board shall notify each Participant in writing, prior to the new Purchase Date, that the Purchase Date for the Participant’s Option has been changed to the new Purchase Date and that the Participant’s Option shall be exercised automatically on the new Purchase Date, unless prior to such date the Participant has withdrawn from the Plan as provided in Section 11.
20.4 Limitations
     The grant of Options shall in no way affect the Company’s right to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.
SECTION 21. REGISTRATION; CERTIFICATES FOR SHARES
     Notwithstanding any other provision of the Plan, the Company shall have no obligation to issue or deliver any shares of Common Stock under the Plan or make any other distribution of benefits under the Plan unless such issuance, delivery or distribution would comply with all applicable laws (including, without limitation, the requirements of the Securities Act), and the applicable requirements of any securities exchange or similar entity.

     The Company shall be under no obligation to any Participant to register for offering or resale or to qualify for exemption under the Securities Act, or to register or qualify under state securities laws, any shares of Common Stock, security or interest in a security paid or issued under, or created by, the Plan, or to continue in effect any such registrations or qualifications if made. The Company may issue certificates for shares with such legends and subject to such restrictions on transfer and stop-transfer instructions as counsel for the Company deems necessary or desirable for compliance by the Company with federal and state securities laws.
     To the extent that the Plan or any instrument evidencing shares of Common Stock provides for issuance of stock certificates to reflect the issuance of such shares, the issuance may be effected on a noncertificated basis, to the extent not prohibited by applicable law or the applicable rules of any stock exchange.
SECTION 22. ELIGIBLE EMPLOYEES IN OTHER COUNTRIES
     Without amending the Plan, the Plan Administrator may grant Options or establish other procedures to provide benefits to Eligible Employees of nondomestic Designated Subsidiaries. The Plan Administrator may make such procedures and grants on terms and conditions different from those specified in this Plan, as may, in the judgment of the Plan Administrator, be necessary or desirable to foster and promote achievement of the purposes of the Plan. The Plan Administrator shall have authority to adopt such modifications, procedures, subplans and the like as may be necessary or desirable: (a) to comply with provisions of local law, regulation or similar requirements to operate the Plan in an advantageous manner in countries or jurisdictions outside the U.S. in which the Company or any Designated Subsidiary may operate or have employees; (b) to ensure the viability of Plan benefits for Eligible Employees employed in such countries or jurisdictions; and (c) to meet the objectives of the Plan. Notwithstanding anything to the contrary herein, any such actions taken by the Plan Administrator with respect to Eligible Employees of any nondomestic Subsidiary Corporation may be treated as a subplan outside of an “employee stock purchase plan” as defined under Code Section 423. Such subplans are not subject to the requirements of Code Section 423, nor to Plan provisions that incorporate or otherwise reflect it. Nothing in this Section authorizes the Plan Administrator to increase the total number of shares authorized by the Shareholders, to expand the class of eligible participants, or to alter the type of award available under this Plan.
SECTION 23. EFFECTIVE DATE
     The Plan shall become effective on the date it is approved by the Company’s stockholders, so long as such approval is obtained within 12 months of the date on which the Plan was adopted by the Board.

PLAN ADOPTION AND AMENDMENTS/ADJUSTMENTS
SUMMARY PAGE

Date of Shareholder
Date of Board Action	Action	Section/Effect of Amendment	Approval
September 17, 2001	Initial Plan Adoption		March 3, 2004
September 12, 2002	Plan Amendment	Section 2/update definition of Eligible Compensation and Eligible Employee; Section 5/change Offering and Purchase Period Dates;
Section 6/permit higher Purchase Price for future offerings;
		Section 11/change administrative procedures for withholding elections, payroll deductions and withdrawal from the plan;	Not required
September 8, 2004	Plan Amendment	Section 22/renumbered as Section 23; Section 22/authorize subplans for employees in other countries;	Not required
December 8, 2005	Plan Amendment	Section 4/amended to increase shares available for issuance from	March ,2006
300,000 shares to 450,000 shares

Please Mark Here for Address Change or Comments	☐
SEE REVERSE SIDE

1.	Election of the following Director Nominees:

		FOR all nominees listed below (except as marked to the contrary)	WITHHOLD AUTHORITY to vote for all nominees listed below
		☐	☐

To serve a term that expires in 2009:

01 Ross J. Centanni,

02 Robert S. Cline, and

03 James L. Pierce

INSTRUCTION: To withhold authority for any individual nominee, print that nominee’s name in the following space:

		FOR	AGAINST	ABSTAIN

2.	To consider and approve a proposal to amend the Company’s 2004 Equity Incentive Plan to, among other things, authorize the issuance of an additional 1,000,000 shares of the Company’s Common Stock,	☐	☐	☐

		FOR	AGAINST	ABSTAIN

3.	To consider and approve a proposal to amend the Company’s Employee Stock Purchase Plan to authorize the issuance of an additional 150,000 shares of the Company’s Common Stock,	☐	☐	☐

4.	In their discretion, the holders of this proxy are authorized to vote upon such other business as may properly come before the meeting or any adjournment or postponement thereof.

This proxy, when properly executed, will be voted in the manner directed on this proxy card. Management recommends a vote FOR all nominees designated on this proxy card and FOR proposals 2, 3 and 4. If no specification is made, a vote FOR all nominees and FOR proposals 2, 3 and 4 will be entered.

The undersigned hereby revokes any proxy or proxies heretofore given for such shares and ratifies all that said proxies or their substitutes may lawfully do by virtue hereof.

Signature	Signature	Date

NOTE: Please sign as name appears on this proxy. If stock is held jointly, each owner should sign. Persons signing in a representative capacity should give their title. PLEASE PROMPTLY DATE, SIGN AND RETURN THIS PROXY CARD.

Ù FOLD AND DETACH HERE Ù

ESTERLINE TECHNOLOGIES CORPORATION
This Proxy is Solicited on Behalf of The Board of Directors
     The undersigned hereby appoints Robert W. Cremin and Robert D. George and each of them as proxies, each with full power of substitution, to represent and vote for and on behalf of the undersigned, the number of shares of common stock of Esterline Technologies Corporation that the undersigned would be entitled to vote if personally present at the annual meeting of shareholders to be held on March 1, 2006, or at any adjournment or postponement thereof. The undersigned directs that this proxy be voted as follows:
(Continued and to be signed on other side)

Address Change/Comments (Mark the corresponding box on the reverse side)

Ù FOLD AND DETACH HERE Ù
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